1940 Act Registration No. 811-22118

1933 Act File No. 333-145984

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒
and

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 26	☒
(Check appropriate box or boxes)

DREMAN CONTRARIAN FUNDS

(Exact Name of Registrant as Specified in Charter)

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46204

(Address of Principal Executive Offices) (Zip Code)

(800) 247-1014

(Registrant’s Telephone Number, Including Area Code)

R. Jeffrey Young, President

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46204

(Name and Address of Agent for Service of Process)

Please send copies of all communications to:

Yvonne I. Pytlik, Chief Compliance Officer

Dreman Value Management, L.L.C.

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311-4037

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DREMAN CONTRARIAN FUNDS

DREMAN HIGH OPPORTUNITY FUND

Class A – DRLRX

Class C – DRLLX

Institutional – DRLVX

DREMAN CONTRARIAN MID CAP VALUE FUND

Class A – DVMAX

Class C – DVVMX

Institutional – DRMVX

DREMAN CONTRARIAN SMALL CAP VALUE FUND

Class A – DRSAX

Retail – DRSVX

Institutional – DRISX

DREMAN MARKET OVER-REACTION FUND

Class A – DRQAX

Class C – DRQCX

Institutional – DRQLX

DREMAN CONTRARIAN INTERNATIONAL VALUE FUND

Class A - DRIAX

Class C - DRICX

Institutional – DRIVX

DREMAN CONTRARIAN VALUE EQUITY FUND

Class A – DRVAX

Class C – DRVCX

Institutional - DRVIX

PROSPECTUS

February 28, 2012

Dreman Contrarian Funds

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

DREMAN HIGH OPPORTUNITY FUND

Investment Objective

The investment objective of the Dreman High Opportunity Fund (the “High Opportunity Fund”) is total return, comprised of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Opportunity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the High Opportunity Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reduction and Waivers” section on page 75 of the Fund’s prospectus and the “Sales Loads” section on page 39 of the statement of additional information.

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	1.00%	None
Redemption Fee (a $15 fee for redemptions paid by wire)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[2]	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%
Fee Waiver[3]	(0.47%)	(0.47%)	(0.47%)

Total Annual Operating Expenses Net of Fee Waiver	0.95%	1.70%	0.70%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.

2	“Other Expenses” have been restated to reflect current expense levels.
3	The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 0.70%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the High Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the High Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Opportunity Fund
Class A	$666	$955	$1,265	$2,141

Class C
If you do not sell your shares	$173	$634	$1,121	$2,466
If you sell your shares at the end of the period	$273	$634	$1,121	$2,466

Institutional Class	$72	$325	$598	$1,379

Portfolio Turnover

The High Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the High Opportunity Fund’s portfolio turnover rate was 9.98% of the average value of its portfolio.

Principal Investment Strategies

The High Opportunity Fund typically will invest in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the S&P 500® Index. As of December 31, 2011, the market capitalizations of companies included in the S&P 500® Index ranged from $1.6 billion to $401.3 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength, strong management and generous dividend yields, that are selling below their intrinsic value.

Under normal circumstances, the High Opportunity Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks of large capitalization companies that at the time of purchase are similar in market capitalization to those listed on the S&P 500® Index. While the High Opportunity Fund normally will invest in dividend-paying stocks, the Fund also may acquire stocks that do not pay dividends in anticipation of market appreciation or future dividends. The High Opportunity Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) that are traded on U.S. markets. The High Opportunity Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The High Opportunity Fund intends to remain substantially invested in equity securities. However, the High Opportunity Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the High Opportunity Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the High Opportunity Fund.

•

Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The High Opportunity Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the High Opportunity Fund’s investments will underperform the securities markets generally.

•

Value Risk. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the High Opportunity Fund’s overall performance may suffer.

•

Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. The High Opportunity Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the High Opportunity Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•	Sector Risk. To the extent that the High Opportunity Fund focuses in one or more sectors, factors affecting those sectors could affect High Opportunity Fund performance.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the High Opportunity Fund is likely to decrease. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. “Nominal interest rate” is the stated interest rate without any adjustment for inflation.

Performance

The bar chart and performance table below show the variability of the High Opportunity Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the High Opportunity Fund’s returns from year to year as represented by the performance of Institutional Class shares, which, prior to June 1, 2009, were designated as Retail Class shares. The performance table shows how the High Opportunity Fund’s average annual total returns compare over time to a broad-based securities market index. The High Opportunity Fund began operations on November 4, 2003 as a separate series (the “Predecessor High Opportunity Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor High Opportunity Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor High Opportunity Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the High Opportunity Fund will perform in the future. Institutional shares were sold without a sales charge, and the performance results would have been lower otherwise.

Year-by-Year Annual Total Return of the

High Opportunity Fund – Institutional Class

(for the periods ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	3rd Quarter, 2009, 22.98%
Worst Quarter:	4th Quarter, 2008, -23.64%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception[1]
High Opportunity Fund
Institutional Class Return Before Taxes	-6.78%	-5.24%	1.96%
Institutional Class Return After Taxes on Distributions	-7.61%	-5.98%	1.13%
Institutional Class Return After Taxes on Distributions and Sale of Portfolio Shares	-4.02%	-4.62%	1.43%
Class A Return Before Taxes	-11.14%	N/A	2.15%
Class C Return Before Taxes	-7.80%	N/A	3.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) [2]	2.11%	-0.25%	4.28%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[2]	0.39%	-2.64%	4.42%

[1]

Institutional Class shares commenced operations on November 4, 2003 as Retail Class shares. Retail class shares converted to Institutional Class shares on June 1, 2009. Class A and Class C shares commenced operations on November 20, 2009.

[2]	The Fund has changed its primary benchmark to the Russell 1000® Value Index, to better reflect the Fund’s portfolio composition. Previously, the Fund’s primary benchmark was the S&P 500® Index.

After-tax returns are shown for the Institutional Class only. After-tax returns for Class A and Class C will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Performance data current to the most recent month end may be obtained by calling (800)-247-1014.

Portfolio Management

Investment Advisor – Dreman Value Management, LLC

Portfolio Managers – The following portfolio managers are jointly responsible for the day-to-day management of the Fund, with Mr. David Dreman having ultimate authority with respect to the Fund’s investment decisions.

•	David N. Dreman; Chairman of the Advisor; Lead Portfolio Manager of the Fund since inception in 2003

•	E. Clifton Hoover, Jr. CFA; Managing Director and Chief Investment Officer of the Advisor; Portfolio Manager of the Fund since 2006

•	Jason Altman, CFA; Vice President and Senior Securities Analyst of the Advisor; Portfolio Manager of the Fund since 2010

•	Mark Roach; Managing Director of the Advisor; Portfolio Manager of the Fund since 2010.

Buying and Selling Fund Shares

Minimum Initial Investment	To Place Orders
Class A: $2,500	By Mail: Dreman Contrarian Funds
Class C: $2,500	c/o: Huntington Asset Services, Inc.
Institutional: $100,000	P.O. Box 6110
Indianapolis, IN 46206
Minimum Additional Investment
$1,000 for all share classes	By Phone: (800) 247-1014

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (800) 247-1014, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The High Opportunity Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase High Opportunity Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the High Opportunity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

DREMAN CONTRARIAN MID CAP VALUE FUND

Investment Objective

The investment objective of the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Mid Cap Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reduction and Waivers” section on page 75 of the Fund’s prospectus and the “Sales Loads” section on page 39 of the statement of additional information.

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	1.00%	None
Redemption Fee (a $15 fee for redemptions paid by wire)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[2]	4.37%	4.37%	4.37%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	5.47%	6.22%	5.22%
Fee Waiver[3]	(4.22%)	(4.22%)	(4.22%)

Total Annual Operating Expenses Net of Fee Waiver	1.25%	2.00%	1.00%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.
2	“Other Expenses” have been restated to reflect current expense levels.

[3]

The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the Mid Cap Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mid Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid Cap Fund
Class A	$695	$1,760	$2,815	$5,408

Class C
If you do not sell your shares	$203	$1,469	$2,704	$5,662
If you sell your shares at the end of the period	$303	$1,469	$2,704	$5,662

Institutional Class	$102	$1,185	$2,264	$4,940

Portfolio Turnover

The Mid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the Mid Cap Fund’s portfolio turnover rate was 126.54% of the average value of its portfolio.

Principal Investment Strategies

The Mid Cap Fund typically invests in a diversified portfolio of equity securities that have intrinsic value in the opinion of the Advisor. The Mid Cap Fund invests primarily in equity securities of mid-capitalization companies. The Fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap® Value Index. As of December 31, 2011, the market capitalizations of companies included in Russell Midcap® Value Index ranged from $117 million to $20.5 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that at the time of purchase have a market capitalization similar to that of the Russell Midcap® Value Index. The Mid Cap Fund may invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index. The Mid Cap Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) that are traded on U.S. markets. The Mid Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Mid Cap Fund intends to remain substantially invested in equity securities. However, the Mid Cap Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the Mid Cap Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Mid Cap Fund.

•

Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Mid Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Mid Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Mid Cap Fund’s overall performance may suffer.

•

Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. The Mid Cap Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Mid Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•

Pricing Risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the Market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•	Sector Risk. To the extent that the Mid Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Mid Cap Fund performance.

•

Portfolio Turnover Risk. The Mid Cap Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover could result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Mid Cap Fund’s performance.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Mid Cap Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Performance

The bar chart and performance table below show the variability of the Mid Cap Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Mid Cap Fund’s returns from year to year as represented by the performance of Institutional Class shares, which, prior to June 1, 2009, were designated as Retail Class shares. The performance table shows how the Mid Cap Fund’s average annual total returns compare over time to a broad-based securities market index. The Mid Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Mid Cap Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Mid Cap Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor Mid Cap Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Mid Cap Fund will perform in the future. Institutional shares were sold without a sales charge and the performance results would have been lower otherwise.

Year-by-Year Annual Total Return

of the

Mid Cap Fund – Institutional Class

(for the periods ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	3rd Quarter, 2009, 22.78%
Worst Quarter:	4th Quarter, 2008, -27.80%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception[1]
Mid Cap Fund
Institutional Class Return Before Taxes	-6.18%	0.25%	6.06%
Institutional Class Return After Taxes on Distributions	-6.57%	-0.80%	4.61%
Institutional Class Return After Taxes on Distributions and Sale of Portfolio Shares	-4.02%	-0.27%	4.59%
Class A Return Before Taxes	-11.81%	N/A	4.60%
Class C Return Before Taxes	-7.31%	N/A	6.70%
S&P Mid Cap 400® Index (reflects no deduction for fees, expenses or taxes)[2]	-1.73%	3.32%	6.82%
Russell Mid Cap® Value Index (reflects no deduction for fees, expenses or taxes)[2]	-1.38%	0.04%	6.68%

[1]

Institutional Class shares commenced operations on December 31, 2003 as Retail Class shares. Retail Class shares converted to Institutional Class shares on June 1, 2009. Class A and Class C shares commenced operations on November 20, 2009.

[2]

The Fund has changed its primary benchmark to the Russell Mid Cap® Value Index, to better reflect the Fund’s portfolio composition. Previously, the Fund’s primary benchmark was the S&P Mid Cap 400® Index.

After-tax returns are shown for the Institutional Class only. After-tax returns for Class A and Class C will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Performance data current to the most recent month end may be obtained by calling (800)-247-1014.

Portfolio Management

Investment Advisor – Dreman Value Management, LLC

Portfolio Managers – The following portfolio managers are jointly responsible for the day-to-day management of the Fund, with Mr. Mark Roach having ultimate authority with respect to the Fund’s investment decisions.

•	Mark Roach; Managing Director of the Advisor; Lead Portfolio Manager of the Fund since 2006

•	David N. Dreman; Chairman of the Advisor; Portfolio Manager of the Fund since inception in 2003

•	E. Clifton Hoover, Jr., CFA; Managing Director and Chief Investment Officer of the Advisor; Portfolio Manager of the Fund since 2006

•	Mario Tufano, CFA; Vice President and Senior Securities Analyst of the Advisor; Portfolio Manager of the Fund since 2010

Buying and Selling Fund Shares

Minimum Initial Investment	To Place Orders
Class A: $2,500	By Mail: Dreman Contrarian Funds
Class C: $2,500	c/o: Huntington Asset Services, Inc.
Institutional: $100,000	P.O. Box 6110
Indianapolis, IN 46206
Minimum Additional Investment
$1,000 for all share classes	By Phone: (800) 247-1014

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (800) 247-1014, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Mid Cap Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Mid Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mid Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

DREMAN CONTRARIAN SMALL CAP VALUE FUND

Investment Objective

The investment objective of the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Small Cap Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reduction and Waivers” section on page 75 of the Fund’s prospectus and the “Sales Loads” section on page 39 of the statement of additional information.

	Class A	Retail	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	None	None
Redemption Fee (as a percentage of the amount redeemed within 60 days, if applicable; a $15 fee for redemptions paid by wire)	None	1.00%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%	None
Other Expenses[2]	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	1.71%	1.71%	1.46%
Fee Waiver[3]	(0.46%)	(0.46%)	(0.46%)

Total Annual Operating Expenses Net of Fee Waiver	1.25%	1.25%	1.00%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.
2	“Other Expenses” have been restated to reflect current expense levels.
3	The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
Class A	$695	$1,041	$1,409	$2,442

Retail Class	$127	$494	$885	$1,981

Institutional Class	$102	$417	$754	$1,707

Portfolio Turnover

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 44.08% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of December 31, 2011, the range of market capitalization of companies included in the Russell 2000® Value Index was $16 million to $3.7 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks of small capitalization companies that at the time of purchase are similar in market capitalization to those listed on the Russell 2000® Value Index. The Small Cap Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) that are traded on U.S. markets. Small capitalization companies in which the Small Cap Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Small Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Small Cap Fund intends to remain substantially invested in equity securities. However, the Small Cap Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the Small Cap Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Small Cap Fund.

•

Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Small Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Small Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Small Cap Fund’s overall performance may suffer.

•

Small Cap Risk. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Small Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•

Pricing Risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the Market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•	Sector Risk. To the extent that the Small Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Small Cap Fund performance.

•

Closed-End Fund Risk. When the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Small Cap Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Performance

The bar chart and performance table below show the variability of the Small Cap Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Small Cap Fund’s returns from year to year as represented by the performance of Retail Class shares. The performance table shows how the Small Cap Fund’s average annual total returns compare over time to a broad-based securities market index. The Small Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Small Cap Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Small Cap Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor Small Cap Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future. Institutional shares were sold without a sales charge, and the performance results would have been lower otherwise.

Year-by-Year Annual Total Return of the

Small Cap Fund – Retail Class

(for the periods ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2009, 22.40%
Worst Quarter:	4th Quarter, 2008, -24.25%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception [1]
Small Cap Fund
Retail Class Return Before Taxes	-10.19%	0.74%	8.27%
Retail Class Return After Taxes on Distributions	-11.75%	0.23%	7.83%
Retail Class Return After Taxes on Distributions and Sale of Portfolio Shares	-4.98%	0.50%	7.12%
Institutional Class Return Before Taxes	-10.04%	N/A	0.08%
Class A Return Before Taxes	-15.37%	N/A	3.22%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	4.43%

[1]

The inception date for the Retail Class shares of the Fund was December 31, 2003. The inception date for the Institutional Class shares of the Fund was August 22, 2007. The inception date for the Class A shares of the Fund was November 20, 2009.

After-tax returns are shown for the Retail Class only. After-tax returns for Institutional Class and Class A will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Performance data current to the most recent month end may be obtained by calling (800)-247-1014.

Portfolio Management

Investment Advisor – Dreman Value Management, LLC

Portfolio Managers – The following portfolio managers are jointly responsible for the day-to-day management of the Fund, with Mr. Mark Roach having ultimate authority with respect to the Fund’s investment decisions.

•	Mark Roach; Managing Director of the Advisor; Lead Portfolio Manager of the Fund since 2006

•	David N. Dreman; Chairman of the Advisor; Portfolio Manager of the Fund since inception in 2003

•	E. Clifton Hoover, Jr., CFA; Managing Director and Co-Chief Investment Officer of the Advisor; Portfolio Manager of the Fund since 2006

•	Mario Tufano, CFA; Vice President and Senior Securities Analyst of the Advisor; Portfolio Manager of the Fund since 2010

Buying and Selling Fund Shares

Minimum Initial Investment	To Place Orders
Class A: $2,500	By Mail: Dreman Contrarian Funds
Retail: $2,500	c/o: Huntington Asset Services, Inc.
Institutional: $100,000	P.O. Box 6110
Indianapolis, IN 46206
Minimum Additional Investment
$1,000 for all share classes	By Phone: (800) 247-1014

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (800) 247-1014, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Small Cap Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

DREMAN MARKET OVER-REACTION FUND

Investment Objective

The investment objective of the Dreman Market Over-Reaction Fund (the “Over-Reaction Fund”) is total return. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Market Over-Reaction Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Market Over-Reaction Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reduction and Waivers” section on page 39 of the Fund’s prospectus and the “Sales Loads” section on page 75 of the statement of additional information.

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	1.00%	None
Redemption Fee (a $15 fee for redemptions paid by wire)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[2]	0.99%	0.99%	0.99%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	1.99%	2.74%	1.74%
Fee Waiver[3]	(0.89%)	(0.89%)	(0.89%)

Total Annual Operating Expenses Net of Fee Waiver	1.10%	1.85%	0.85%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.
2	“Other Expenses” have been restated to reflect current expense levels.
3	The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 0.85%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the Market Over-Reaction Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Market Over-Reaction Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Market Over-Reaction Fund
Class A	$681	$1,082	$1,508	$2,691

Class C
If you do not sell your shares	$188	$766	$1,371	$3,006
If you sell your shares at the end of the period	$288	$766	$1,371	$3,006

Institutional Class	$87	$461	$860	$1,978

Portfolio Turnover

The Market Over-Reaction Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the Market Over-Reaction Fund’s portfolio turnover rate was 100.41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Over-Reaction Fund will invest at least 80% of its net assets in common stocks of large capitalization (“large cap”) companies, which the Advisor defines as companies that at the time of purchase are similar in market capitalization to those listed on the S&P 500® Index,. As of December 31, 2011, the market capitalizations of companies included in the S&P 500® Index ranged from $1.6 billion to $401.3 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor utilizes its quantitative screening process to identify overlooked large cap companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management, that are selling below their intrinsic value and that pay relatively high dividends.

The Advisor then screens the candidates identified by its quantitative screening process for securities with an above-average dividend yield because the Advisor believes that high yield is a crucial indicator of investment success. Furthermore, the Advisor believes that the dividend growth rate of low P/E ratio securities tends to be significantly greater than average.

Equity securities in which the Over-Reaction Fund may invest include common stocks, preferred stocks, convertible securities (such as convertible preferred stock or convertible debt securities), warrants, foreign securities (directly or through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) that are traded on U.S. markets) and equity real estate investment trusts (“REITs”). While the Over-Reaction Fund normally will seek to invest in dividend-paying securities, the Fund also may acquire securities that do not pay dividends in anticipation of market appreciation or future dividends. To the extent the Advisor can find undervalued large cap equity securities trading at sufficiently attractive prices in various sectors, it will attempt to allocate the Over-Reaction Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Over-Reaction Fund may hold a substantial portion of its assets in one particular sector at a given time.

The Over-Reaction Fund intends to remain primarily invested in large cap equity securities. However, the Over-Reaction Fund also may invest in equity securities of medium capitalization and small capitalization companies. The Over-Reaction Fund may also invest up to 20% of its assets in non-equity securities, such as fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

All investments involve risks, and the Market Over-Reaction Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Market Over-Reaction Fund.

•

Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Over-Reaction Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Risk. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. These stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Over-Reaction Fund’s overall performance may suffer.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Over-Reaction Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Mid Cap Risk. Stocks of mid cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Small Cap Risk. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Over-Reaction Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•

Pricing Risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the Market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•	Sector Risk. To the extent that the Over-Reaction Fund focuses in one or more sectors, factors affecting those sectors could affect the Fund’s performance.

•

Real Estate Investment Trust (REIT) Risk. When the Over-Reaction Fund invests in a REIT, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (i) dependency upon management skills, (ii) limited diversification, (iii) the risks of locating and managing financing for projects, (iv) heavy cash flow dependency, (v) possible default by borrowers, (vi) the costs and potential losses of self-liquidation of one or more holdings, (vii) the possibility of failing to maintain exemptions from securities registration, and (viii) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Over-Reaction Fund is likely to decrease. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•

Portfolio Turnover Risk. At times, the Over-Reaction Fund may have a portfolio turnover rate that exceeds 100%. A high portfolio turnover could result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Performance

The bar chart and performance table below show the variability of the Over-Reaction Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Over-Reaction Fund’s returns from year to year as represented by the performance of Institutional Class shares, which, prior to June 1, 2009, were designated as Retail Class shares. The performance table shows how the Over-Reaction Fund’s average annual total returns compare over time to a broad-based securities market index. The Over-Reaction Fund began operations on April 3, 2007 as a separate series (the “Predecessor Over-Reaction Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Over-Reaction Fund was reorganized as a new series of the Trust. The performance shown below includes performance for the Predecessor Over-Reaction Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Over-Reaction Fund will perform in the future. Institutional shares were sold without a sales charge, and the performance results would have been lower otherwise.

Year-by-Year Annual Total Return of the

Over-Reaction Fund – Institutional Class

(for the period ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2009, 36.55%
Worst Quarter:	4th Quarter, 2008, -26.90%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	Since Inception[1]
Over-Reaction Fund
Institutional Class Return Before Taxes	-10.07%	-2.60%
Institutional Class Return After Taxes on Distributions	-10.82%	-3.98%
Institutional Class Return After Taxes on Distributions and Sale of Portfolio Shares	-6.55%	-2.94%
Class A Return Before Taxes	-15.44%	-2.39%
Class C Return Before Taxes	-11.13%	-0.40%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-3.07%

[1]	Institutional Class shares commenced operations on April 3, 2007. Class A and Class C shares commenced operations on November 20, 2009.

After-tax returns are shown for the Institutional Class only. After-tax returns for Class A and Class C will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Performance data current to the most recent month end may be obtained by calling (800)-247-1014.

Portfolio Management

Investment Advisor – Dreman Value Management, LLC

Portfolio Managers – The following portfolio managers are jointly responsible for the day-to-day management of the Fund, with Mr. David Dreman having ultimate authority with respect to the Fund’s investment decisions.

•	David N. Dreman; Chairman of the Advisor; Lead Portfolio Manager of the Fund since inception in 2007

•	E. Clifton Hoover, Jr., CFA; Managing Director and Chief Investment Officer of the Advisor; Portfolio Manager of the Fund since inception in 2007

•	Jason Altman, CFA; Vice President and Senior Securities Analyst of the Advisor; Portfolio Manager of the Fund since 2010

•	Mark Roach; Managing Director of the Advisor; Lead Portfolio Manager of the Fund since January, 2011

Buying and Selling Fund Shares

Minimum Initial Investment	To Place Orders
Class A: $2,500	By Mail: Dreman Contrarian Funds
Class C: $2,500	c/o: Huntington Asset Services, Inc.
Institutional: $100,000	P.O. Box 6110
Indianapolis, IN 46206
Minimum Additional Investment
$1,000 for all share classes	By Phone: (800) 247-1014

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (800) 247-1014, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Market Over-Reaction Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Market Over-Reaction Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Market Over-Reaction Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

DREMAN CONTRARIAN INTERNATIONAL VALUE FUND

Investment Objective

The investment objective of the Dreman Contrarian International Value Fund (the “International Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the International Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reduction and Waivers” section on page 75 of the Fund’s prospectus and the “Sales Loads” section on page 39 of the statement of additional information.

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	1.00%	None
Redemption Fee (a $15 fee for redemptions paid by wire)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[2]	4.59%	4.59%	4.59%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	5.84%	6.59%	5.59%
Fee Waiver[3]	(4.19%)	(4.19%)	(4.19%)

Total Annual Operating Expenses Net of Fee Waiver	1.65%	2.40%	1.40%

1	The Fund chares this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.
2	“Other Expenses” have been restated to reflect current expense levels.
3	The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.40% of its average daily net assets. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2013. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Value Fund
Class A	$733	$1,861	$2,971	$5,663

Class C
If you do not sell your shares	$243	$1,574	$2,863	$5,910
If you sell your shares at the end of the period	$343	$1,574	$2,863	$5,910

Institutional Class	$143	$1,294	$2,432	$5,218

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 40.03% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest in a diversified portfolio consisting primarily of equity securities that are undervalued in the opinion of the Advisor. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their current market value.

Under normal market conditions, the Fund will invest at least 80% of its assets in common stocks of issuers that are located outside of the U.S. The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund is not subject to any additional geographic requirement, the Fund intends to invest most of its assets in equity securities of issuers located in countries which are generally considered to have developed markets. The Fund may invest up to 50% of its assets in equity securities issued by companies in “emerging markets.”

The Fund will primarily hold equity securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, and the securities may also be listed or traded in the form of American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), or other types of depository receipts. The Fund also may invest in the shares of closed-end investment companies and exchange-traded investment companies (“ETFs”) that invest in securities that are consistent with the Fund’s investment objective and policies.

As a hedging technique, the Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies. On occasion, the Advisor may invest up to 20% of the assets of the Fund in fixed income securities, including corporate debt securities, if the Advisor anticipates that interest rate changes in the marketplace may cause the value of the securities held to appreciate. In addition, the Advisor may invest in excess of 20% of the Fund’s assets in fixed income securities if the Advisor believes that the equity markets currently pose an unreasonable degree of risk and therefore the Advisor is taking a temporary defensive posture. Should such a temporary defensive posture be taken, the Fund may not comply with its usual investment restrictions and limitations. The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions.

Principal Risks

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the International Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the International Fund.

•

Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform the securities markets generally.

•

Value Risk. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

•

Pricing Risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•

Investment Company Securities Risks. When the Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

•

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Closed-End Fund Risk. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to (or below) its net asset value.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the International Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Performance

The bar chart and performance table below show the variability of the International Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the International Fund’s returns from year to year as represented by the performance of Institutional Class shares, which, prior to February 28, 2011, were designated as Retail Class shares. The performance table shows how the International Fund’s Institutional Class average annual total returns compare over time to a broad-based securities market index. Class A shares and Class C shares were issued beginning February 28, 2011 and do not have a full calendar year of performance; accordingly performance information is not available for those shares. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the International Fund will perform in the future. Institutional shares were sold without a sales charge, and the performance results would have been lower otherwise.

Year-by-Year Annual Total Return of the

International Fund – Institutional Class

(for the period ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2009, 38.49%
Worst Quarter:	3rd Quarter, 2011, -20.65%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

International Fund	1 Year	Since Inception on October 15, 2008
Institutional Class Return Before Taxes	-11.72%	11.17%

Institutional Class Return After Taxes on Distributions	-12.73%	8.45%

Institutional Class Return After Taxes on Distributions and Sale of Portfolio Shares	-7.30%	8.17%

MSCI All Country World Index ex US Value (reflects no deduction for fees, expenses or taxes)[1]	-13.20%	5.91%

Russell Global ex US Value Index (reflects no deduction for fees, expenses or taxes)[1]	-14.56%	5.01%

[1]The

Fund has changed its primary benchmark to the Russell Global ex US Index, to better reflect the Fund’s portfolio composition. Previously, the Fund’s primary benchmark was the MSCI All Country World Index ex U.S.A.

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Performance data current to the most recent month end may be obtained by calling (800)-247-1014.

Portfolio Management

Investment Advisor – Dreman Value Management, LLC

Portfolio Managers – The following portfolio managers are jointly responsible for the day-to-day management of the Fund, with E. Clifton Hoover having ultimate authority with respect to the Fund’s investment decisions.

•	E. Clifton Hoover, Jr., CFA; Managing Director and Chief Investment Officer of the Advisor; Lead Portfolio Manager of the Fund since inception in 2008

•	David N. Dreman; Chairman of the Advisor; Portfolio Manager of the Fund since inception in 2008

•	Wesley D. Wright; Securities Analyst of the Advisor; Portfolio Manager of the Fund since 2010

•	Mark Roach; Managing Director of the Advisor; Lead Portfolio Manager of the Fund since January, 2011

Buying and Selling Fund Shares

Minimum Initial Investment	To Place Orders
Class A: $2,500	By Mail: Dreman Contrarian Funds
Class C: $2,500	c/o: Huntington Asset Services, Inc.
Institutional: $100,000	P.O. Box 6110
Indianapolis, IN 46206

Minimum Additional Investment
$1,000 for all share classes	By Phone: (800) 247-1014

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (800) 247-1014, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The International Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase International Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

DREMAN CONTRARIAN VALUE EQUITY FUND

Investment Objective

The investment objective of the Dreman Contrarian Value Equity Fund (the “Value Equity Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reduction and Waivers” section on page 75 of the Fund’s prospectus and the “Sales Load” section on page 39 of the statement of additional information.

	Class A	Class C	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	1.00%	None
Redemption Fee (a $15 fee for redemptions paid by wire)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[2]	7.85%	7.85%	7.85%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	8.81%	9.56%	8.56%
Fee Waiver[3]	(7.60%)	(7.60%)	(7.60%)

Total Annual Operating Expenses Net of Fee Waiver	1.21%	1.96%	0.96%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.
2	“Other Expenses” have been restated to reflect current expense levels.

3	The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 0.95%. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Value Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be different, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Value Equity Fund
Class A	$691	$2,350	$3,884	$7,238

Class C
If you do not sell your shares	$199	$2,080	$3,794	$7,439
If you sell your shares at the end of the period	$299	$2,080	$3,794	$7,439

Institutional Class	$98	$1,816	$3,414	$6,938

Portfolio Turnover

The Value Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. For the period April 25, 2011 (commencement of operations) through October  31, 2011, the Fund’s portfolio turnover rate was 25.85%.

Principal Investment Strategies

The Value Equity Fund typically invests in a diversified portfolio of equity securities that have intrinsic value in the opinion of Dreman Value Management, LLC the Fund’s investment advisor (the “Advisor”). The Fund invests primarily in equity securities of all capitalization companies, which the Advisor defines as companies with market capitalizations in the range of the Russell 3000® Index. As of December 31, 2011, the market capitalizations of companies included in the Russell 3000® Index ranged from $16 million to $401 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low Price-Earnings (P/E) ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Value Equity Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks that at the time of purchase are similar in market capitalization to those listed on the Russell 3000 Index. The Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) that are traded on U.S. markets. The Fund’s equity securities are mainly common stocks, but may also include other types of equities such as preferred stocks and equity securities of real estate investment trusts (REITs). The Fund also may invest in convertible securities, such as convertible preferred stocks or convertible debt securities, warrants, and other investments companies, including exchange-traded funds or closed end funds, that invest primarily in equity securities. The Fund intends to remain substantially invested in equity securities, but may invest up to 20% of its assets in investment-grade fixed income securities of any maturity.

Portfolio management will normally sell a stock when it reaches a target price, its fundamentals change or other investments offer better opportunities.

Principal Risks

There are several risk factors that could hurt the Fund’s performance, cause you to lose money or cause the Fund’s performance to trail that of other investments. The Fund may not achieve its investment objective, and is not intended to be a complete investment program. All investments involve risks, and the Value Equity Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Value Equity Fund.

•

Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Risk. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. To the extent the Fund invests in large capitalization companies, the Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Small and Mid Cap Risk. Stocks of small- mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Small- and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Foreign Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

•

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. “Nominal interest rate” is the stated interest rate without any adjustment for inflation.

•

Investment Company Securities Risks. When the Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

•

Real Estate Securities Risks. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Performance

The Fund recently commenced operations and, as a result, has no prior performance history. Performance information will be available once the Fund has completed one calendar year of operations.

Portfolio Management

Investment Advisor – Dreman Value Management, LLC

Portfolio Managers – The following portfolio managers are jointly responsible for the day-to-day management of the Fund, with E. Clifton Hoover, Jr. having ultimate authority with respect to the Fund’s investment decisions.

•	E. Clifton Hoover, Jr. CFA; Managing Director and Chief Investment Officer of the Advisor; Portfolio Manager of the Fund since inception in 2011

•	Wesley D. Wright; Securities Analyst of the Advisor; Portfolio Manager of the Fund since inception in 2011

Buying and Selling Fund Shares

Minimum Initial Investment	To Place Orders
Class A: $2,500	By Mail: Dreman Contrarian Funds
Class C: $2,500	c/o: Huntington Asset Services, Inc.
Institutional: $100,000	P.O. Box 6110
Indianapolis, IN 46206

Minimum Additional Investment
$1,000 for all share classes	By Phone: (800) 247-1014

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (800) 247-1014, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Value Equity Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Value Equity Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE HIGH OPPORTUNITY

FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the High Opportunity Fund

The High Opportunity Fund invests primarily in common stocks of large capitalization companies that pay relatively high dividends and that have intrinsic value in the opinion of the Advisor.

The High Opportunity Fund typically will invest in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the S&P 500® Index. As of December 31, 2011, the market capitalizations of companies included in the S&P 500® Index ranged from $1.6 billion to $401.3 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength, strong management and generous dividend yields, that are selling below their intrinsic value.

Under normal circumstances, the High Opportunity Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks of large capitalization companies that at the time of purchase are similar in market capitalization to those listed on the S&P 500® Index. This investment policy may not be changed without at least sixty (60) days’ notice to High Opportunity Fund shareholders. While the High Opportunity Fund normally will invest in dividend-paying stocks, the Fund also may acquire stocks that do not pay dividends in anticipation of market appreciation or future dividends. The High Opportunity Fund may invest up to 20% of its assets in foreign securities, including ADRs or GDRs that are traded on U.S. markets. The High Opportunity Fund intends to remain substantially invested in equity securities. However, the High Opportunity Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the High Opportunity Fund:

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the High Opportunity Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the High Opportunity Fund.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The High Opportunity Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the High Opportunity Fund’s investments will underperform the securities markets generally.

•

Value Risk. The High Opportunity Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the High Opportunity Fund’s overall performance may suffer.

•

Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the High Opportunity Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the High Opportunity Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the High Opportunity Fund invests so the value of the High Opportunity Fund is subject to the risk of adverse changes in currency exchange rates.

•

Sector Risk. To the extent that the High Opportunity Fund focuses in one or more sectors, factors affecting those sectors could affect High Opportunity Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the High Opportunity is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	The High Opportunity Fund is not a complete investment program. As with any mutual fund investment, the High Opportunity Fund’s returns will vary and you could lose money.

Is the High Opportunity Fund Right for You?

The High Opportunity Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a total return investment strategy.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the general risks associated with common stock investments.

ADDITIONAL INFORMATION ABOUT THE MID CAP

FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Mid Cap Fund

The Mid Cap Fund typically invests in a diversified portfolio of equity securities that have intrinsic value in the opinion of the Advisor. The Mid Cap Fund invests primarily in equity securities of mid-capitalization companies, The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap® Value Index. As of December 31, 2011, the market capitalizations of companies included in Russell Midcap® Value Index ranged from $117 million to $20.5 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that at the time of purchase have a market capitalization similar to that of the Russell Midcap® Value Index. This investment policy may not be changed without at least sixty (60) days’ notice to Mid Cap Fund shareholders. The Mid Cap Fund may invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index. The Mid Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs or GDRs that are traded on U.S. markets. The Mid Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Mid Cap Fund intends to remain substantially invested in equity securities. However, the Mid Cap Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used initially to screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Mid Cap Fund:

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the Mid Cap Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Mid Cap Fund.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Mid Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Mid Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Mid Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Mid Cap Fund’s overall performance may suffer.

•	Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record.

Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Mid Cap Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Mid Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Mid Cap Fund invests so the value of the Mid Cap Fund is subject to the risk of adverse changes in currency exchange rates.

•

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the Market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•

Sector Risk. To the extent that the Mid Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Mid Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Portfolio Turnover Risk. The Mid Cap Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Mid Cap Fund’s performance.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Mid Cap Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	The Mid Cap Fund is not a complete investment program. As with any mutual fund investment, the Mid Cap Fund’s returns will vary and you could lose money.

Is the Mid Cap Fund Right for You?

The Mid Cap Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a long-term capital appreciation investment strategy.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the general risks associated with common stock investments.

ADDITIONAL INFORMATION ABOUT THE SMALL CAP

FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Small Cap Fund

The Small Cap Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of December 31, 2011, the range of market capitalization of companies included in the Russell 2000® Value Index was $16 million to $3.7 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks of small capitalization companies that at the time of purchase are similar in market capitalization to those listed on the Russell 2000® Value Index. This investment policy may not be changed without at least sixty (60) days’ notice to Small Cap Fund shareholders. The Small Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs or GDRs that are traded on U.S. markets. Small capitalization companies in which the Small Cap Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Small Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Small Cap Fund intends to remain substantially invested in equity securities. However, the Small Cap Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Small Cap Fund:

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the Small Cap Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Small Cap Fund.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Small Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Small Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Small Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Small Cap Fund’s overall performance may suffer.

•	Small Cap Risk. To the extent the Small Cap Fund invests in smaller capitalization companies, the Small Cap Fund will be subject to additional risks. These include:

•	The earnings and prospects of smaller companies are more volatile than larger companies.

•	Smaller companies may experience higher failure rates than do larger companies.

•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the Market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Small Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Small Cap Fund invests so the value of the Small Cap Fund is subject to the risk of adverse changes in currency exchange rates.

•

Sector Risk. To the extent that the Small Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Small Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Closed-End Fund Risk. When the Small Cap Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Small Cap Fund will incur higher expenses, many of which may be duplicative. In addition, the Small Cap Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Small Cap Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Small Cap Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Small Cap Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	The Small Cap Fund is not a complete investment program. As with any mutual fund investment, the Small Cap Fund’s returns will vary and you could lose money.

Is the Small Cap Fund Right for You?

The Small Cap Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a long-term capital appreciation investment strategy.

•	Investors willing to accept greater price fluctuations associated with investments in smaller companies.

•	Investors who can tolerate the greater risks associated with small company stock.

ADDITIONAL INFORMATION ABOUT THE OVER-REACTION

FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Over-Reaction Fund

Under normal circumstances, the Over-Reaction Fund will invest at least 80% of its net assets in equity securities of large capitalization (“large cap”) companies, which the Advisor defines as companies that at the time of purchase are similar in market capitalization to those listed on the S&P 500® Index. As of December 31, 2011, the market capitalizations of companies included in the S&P 500® Index ranged from $1.6 billion to $401.3 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor utilizes its quantitative screening process described below to identify overlooked large cap companies with low P/E ratios, solid financial strength and strong management, that are selling below their intrinsic value and that pay relatively high dividends.

The Advisor then screens the candidates identified by its quantitative screening process for securities with an above-average dividend yield because the Advisor believes that high yield is a crucial indicator of investment success. Furthermore, the Advisor believes that the dividend growth rate of low P/E ratio securities tends to be significantly greater than average. Generally, the Advisor adopts a buy-and-hold portfolio, and the importance of dividends becomes a critical factor of total return in down-market periods. The Advisor believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Advisor believes that dividends not only provide most of any return during such periods, but that an above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Advisor believes that dividend yield can lower a portfolio’s volatility.

Under normal circumstances, the Over-Reaction Fund will invest at least 80% of its net assets in common stocks of large cap companies. This investment policy may not be changed without at least sixty (60) days’ notice to Over-Reaction Fund shareholders. Equity securities in which the Over-Reaction Fund may invest include common stocks, preferred stocks, convertible securities (such as convertible preferred stock or convertible debt securities), warrants, foreign securities (directly or through ADRs or GDRs that are traded on U.S. markets) and equity real estate investment trusts (“REITs”). While the Over-Reaction Fund normally will seek to invest in dividend-paying securities, the Fund also may acquire securities that do not pay dividends in anticipation of market appreciation or future dividends. To the extent the Advisor can find undervalued large cap equity securities trading at sufficiently attractive prices in various sectors, it will attempt to allocate the Over-Reaction Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Over-Reaction Fund may hold a substantial portion of its assets in one particular sector at a given time.

The Over-Reaction Fund intends to remain primarily invested in large cap equity securities. However, the Over-Reaction Fund also may invest in equity securities of medium capitalization and small capitalization companies. The Over-Reaction Fund may also invest up to 20% of its assets in non-equity securities, such as fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Quantitative Screening Process

The Over-Reaction Fund is managed using a “quantitative value” investment process. The Advisor’s investment process begins with a quantitative (i.e., statistical) screening process that identifies a universe of potentially undervalued stocks. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Because the Advisor believes that a strategy that merely seeks to invest in “cheap” stocks seldom achieves consistently superior results, the primary quantitative factor in the Advisor’s investment process is to identify stocks with low P/E ratios. The Advisor believes that a low P/E ratio is the common characteristic of stocks with the potential for superior performance. In addition, the Advisor’s screening process seeks to identify stocks whose market prices are low in relation to their book value and cash flow. Other characteristics sought by the Advisor include stocks with strong financial positions, and those with relatively low or sharply declining institutional ownership, because the Advisor believes that low institutional ownership indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap. The quantitative process also screens each candidate’s debt-to-capital ratio to determine that there is a manageable amount of debt on a candidate’s balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. The Advisor may also screen a company’s cash and current ratio, with a goal of identifying companies with strong staying power, and those with the ability to self-finance should the need arise.

Once the Advisor’s proprietary quantitative screening process has identified a universe of potentially undervalued stocks, the Advisor engages in a fundamental analysis of each identified stock in order to select a group of promising stocks that it believes have fundamental strength and strong management. The Advisor will seek to avoid stocks with problematically low P/E ratios and concentrate on those stocks that have shown above average earnings growth on both a five- and ten-year basis. The Advisor will seek to limit portfolio risk by avoiding the deceptively appealing “fad” of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns than those generated by paying premium prices for companies currently in favor in the market. Because the Advisor intends to select securities that may be out of favor with investors, the Advisor believes in the importance of patience in waiting for the market’s realization of underlying value to come into line with the Advisor’s opinion of a security’s value.

The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Principal Risks of Investing in the Over-Reaction Fund:

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the Market Over-Reaction Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Market Over-Reaction Fund.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Over-Reaction Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Over-Reaction Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. These stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Over-Reaction Fund’s overall performance may suffer.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Over-Reaction Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Mid Cap Risk. Stocks of mid cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•	Small Cap Risk. To the extent the Over-Reaction Fund invests in small cap companies, it will be subject to additional risks. These include:

•	The earnings and prospects of smaller companies are more volatile than larger companies.

•	Smaller companies may experience higher failure rates than do larger companies.

•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the Market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Over-Reaction Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Over-Reaction Fund invests so the value of the Over-Reaction Fund is subject to the risk of adverse changes in currency exchange rates.

•

Sector Risk. To the extent that the Over-Reaction Fund focuses in one or more sectors, factors affecting those sectors could affect the Fund’s performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Real Estate Investment Trust (REIT) Risk. When the Over-Reaction Fund invests in a REIT, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (i) dependency upon management skills, (ii) limited diversification, (iii) the risks of locating and managing financing for projects, (iv) heavy cash flow dependency, (v) possible default by borrowers, (vi) the costs and potential losses of self-liquidation of one or more holdings, (vii) the possibility of failing to maintain exemptions from securities registration, and (viii) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Over-Reaction Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•

Portfolio Turnover Risk. At times, the Over-Reaction Fund may have a portfolio turnover rate that exceeds 100%. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	The Over-Reaction Fund is not a complete investment program. As with any mutual fund investment, the Over-Reaction Fund’s returns will vary and you could lose money.

Is the Over-Reaction Fund Right for You?

The Over-Reaction Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a total return investment strategy.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the general risks associated with equity investments.

ADDITIONAL INFORMATION ABOUT THE INTERNATIONAL

FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the International Fund

The International Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities that are undervalued in the opinion of the Advisor. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their current market value.

Under normal market conditions, the International Fund will invest at least 80% of its assets in the common stocks of issuers that are located outside of the U.S. This investment policy is not fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to International Fund shareholders. The International Fund will normally invest in companies located in at least three countries outside of the U.S. Although the International Fund is not subject to any additional geographic requirement, the Fund intends to invest most of its assets in equity securities of issuers located in countries which are generally considered to have developed markets. The International Fund may invest up to 50% of its assets in equity securities issued by companies in “emerging markets”.

The International Fund will primarily hold equity securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, and the securities may also be listed or traded in the form of ADRs, GDRs, or other types of depository receipts. The securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market may be either within or outside of the issuer’s domicile country. The International Fund may also invest in the shares of closed-end investment companies and exchange-traded investment companies that invest in securities that are consistent with the Fund’s investment objective and policies.

The International Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and to enter into contracts for the purchase or sale for future delivery of foreign currencies. The International Fund will engage in these financial and currency futures contracts and related options and currency options as a hedging technique to minimize the effect of currency fluctuations on the Fund and not for speculative purposes. On occasion, the Advisor may invest up to 20% of the assets of the International Fund in fixed income securities, including corporate debt securities, if the Advisor anticipates that interest rate changes in the marketplace may cause the value of the securities held to appreciate. In addition, the Advisor may invest in excess of 20% of the International Fund’s assets in fixed income securities if the Advisor believes that the equity markets currently pose an unreasonable degree of risk and therefore the Advisor is taking a temporary defensive posture. Should such a temporary defensive posture be taken, the International Fund may not comply with its usual investment restrictions and limitations. The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the International Fund:

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the International Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the International Fund.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The International Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the International Fund’s investments will under-perform the securities markets generally.

•

Value Risk. The International Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the International Fund’s overall performance may suffer.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. The International Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

•

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the Market value when buying fund shares or receive less than the market value when selling fund shares.

•	Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

•

Closed-End Fund Risk. When the International Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the International Fund will incur higher expenses, many of which may be duplicative. In addition, the International Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The International Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the International Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the International Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	The International Fund is not a complete investment program. As with any mutual fund investment, the International Fund’s returns will vary and you could lose money.

Is the International Fund Right for You?

The International Fund may be a suitable investment for:

•	Long-term investors seeking a fund with an investment strategy of capital appreciation

•	Investors willing to accept greater price fluctuations associated with investments in foreign issuers

•	Investors who can tolerate the general risks associated with equity investments

•	Investors who can tolerate the greater risks associated with foreign issuers

ADDITIONAL INFORMATION ABOUT THE VALUE EQUITY

FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Value Equity Fund

The Value Equity Fund typically invests in a diversified portfolio of equity securities that have intrinsic value in the opinion of the Advisor. The Fund invests primarily in equity securities of all capitalization companies, which the Advisor defines as companies with market capitalizations in the range of the Russell 3000® index. As of December 31, 2011, the market capitalization of the Russell 3000® Index ranged from $16 million to $401 billion. The composition and market capitalization range of the Index is subject to change from time to time. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Value Equity Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks that at the time of purchase are similar in market capitalization to those listed on the Russell 3000 Index. The Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) that are traded on U.S. markets. The Fund’s equity securities are mainly common stocks, but may also include other types of equities such as preferred stocks and equity securities of real estate investment trusts (REITs). The Fund also may invest in convertible securities, such as convertible preferred stocks or convertible debt securities, warrants, and other investments companies, including exchange-traded funds or closed end funds, that invest primarily in equity securities. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used initially to screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Portfolio management will normally sell a stock when it reaches a target price, its fundamentals change or other investments offer better opportunities.

Principal Risks of Investing in the Value Equity Fund:

There are several risk factors that could hurt the Fund’s performance, cause you to lose money or cause the Fund’s performance to trail that of other investments. The Fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. All investments involve risks, and the Value Equity Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Value Equity Fund.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Small and Mid Cap Risk. Stocks of small- mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Small- and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Foreign Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

•

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•

Investment Company Securities Risks. When the Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

•

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Closed-End Fund Risk. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to (or below) its net asset value.

•

Real Estate Securities Risks. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Is the Value Equity Fund Right for You?

The Value Equity Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a long-term capital appreciation investment strategy.

•	Investors willing to accept price fluctuations in their investment.

•	Investors who can tolerate the general risks associated with common stock investments.

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Advisor is a deep value contrarian investor that focuses on finding bargains – temporarily depressed or overlooked stocks that the Advisor believes the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the Advisor does not focus exclusively on the “cheapness” of the stock. The Advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The Advisor also will seek to limit the risks of investing in a Fund by avoiding the deceptively appealing fad of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns for a Fund than those generated by paying premium prices for companies currently in favor in the market. The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Stocks. Each Fund may invest in foreign stocks, either directly or through ADRs or GDRs, which are issued by a bank or trust company and represent ownership of underlying securities issued by a foreign company. ADRs and GDRs are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Foreign Investing. Each Fund may purchase equity and other securities issued in foreign countries, both developed and undeveloped. In addition to the usual risks inherent in domestic investments, substantial risks are involved in investing in securities issued by companies in foreign nations. Such risks include: the possibility of expropriation; nationalization; confiscatory taxation; taxation of income earned in foreign nations or other taxes imposed relating to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country); political or social instability; and diplomatic developments that could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than negotiated as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, broker-dealers and listed companies than in the U.S. The securities markets of many of the countries in which a Fund may invest also may be smaller, less liquid and subject to greater price volatility than those in the U.S. Further, in some countries it may be difficult for a Fund to establish direct legal ownership of investments it has made.

A Fund’s investments in emerging or developing countries involve the same risks as are described above for foreign investing. In addition, many companies in emerging or developing countries generally do not have lengthy operating histories. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. There may be a lack of availability of currency hedging or other risk management techniques in certain developing countries. Emerging market countries may suffer from currency devaluation and higher rates of inflation. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

Depository Receipts. Each Fund may invest in American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”) that are traded on U.S. markets. The International Fund may also invest in European Depository Receipts (“EDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depository receipts may be available through “sponsored” or “un-sponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an un-sponsored facility is established by the depository without participation by the issuer of the underlying security.

Holders of un-sponsored depository receipts generally bear all of the costs of the un-sponsored facility. The depository of an un-sponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of un-sponsored depository receipts may provide less information to receipt holders. Investments in depository receipts do not eliminate the risks in investing in foreign issuers. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted.

Foreign Currencies. The International Fund may engage in currency transactions with counterparties for investment purposes or in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund only engages in tactical currency hedging to preserve the value of its portfolio during times of base currency strength. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and over-the-counter options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the inter-bank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies.

Investments in Other Investment Companies. The Value Equity Fund may invest in other investment companies, including open-end mutual funds, money market funds, ETFs (including ETFs that hold portfolios of securities that closely track the price performance and dividend yield of various indices), and actively managed closed-end funds. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Value Equity Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more of these underlying investment companies. As a shareholder of an underlying fund, the Fund indirectly will bear management and other fees which are in addition to the fees the Fund pays its service providers.

The Small Cap Fund, the International Fund, and the Value Equity Fund may invest in closed-end funds. The structure of a closed-end fund poses additional risks than are involved when investing in open-end mutual funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market value rises and a fund’s premium narrows or its discount widens, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in, and levels of, premiums and discounts. The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the closed fund’s net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.

Derivatives. Occasionally, each Fund may invest in index futures in order to equitize cash or to hedge risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to a Fund. The use of derivatives by a Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The specific risks of trading in futures contracts are that the low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts purchases or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Changes in Investment Objectives and Policies. Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Each Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s securities holdings is available in the Statement of Additional Information.

HOW TO BUY SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the applicable Fund’s NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund offer Class A, Class C, and Institutional Class shares. The Small Cap Fund offers Class A, Retail Class and Institutional Class shares. Each class of shares of a Fund represents an interest in the same portfolio of securities, but each class has its own expense structure and investment minimum, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, and the amount of your investment, the share classes available to you may vary.

Class A Shares

Class A shares of each Fund are purchased at the public offering price (i.e., net asset value plus the sales charge), are sold primarily through broker-dealers and other financial institutions, and are subject to 12b-1 fees discussed in more detail below under “Distribution Plans”. Class A shares may also be purchased directly from the Fund through the distributor or the Advisor. While Class A shares are subject to a sales charge, discussed under “Sales Charges” below, to compensate dealers of the Funds for additional services they may provide to you, they are not subject to the short-term redemption fee of 1.00% that the Retail Class shares are subject to. The minimum initial investment in the Class A shares of a Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (“IRAs”), for accounts participating in an automatic investment program, and in certain other circumstances. You should select the class of shares that best addresses your investment needs.

Class C Shares

Class C shares of the High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund are purchased at net asset value (“NAV”), are sold primarily through broker-dealers and other financial institutions, and are subject to 12b-1 fees discussed in more detail below under “Distribution Plans”. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the applicable Fund. The dealer of record receives a payment from the Fund’s distributor of 1.00% of the amount you invest in Class C shares. If you redeem your Class C shares within twelve (12) months of purchase, you will be subject to a 1.00% contingent deferred sales charge (“CDSC”), based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. The minimum initial investment in the Class C shares of a Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for IRAs, for accounts participating in an automatic investment program, and in certain other circumstances.

Retail Class Shares

Retail Class shares of the Small Cap Fund are purchased at NAV. Like the Class A shares, Retail Class shares are sold through broker-dealers and other financial institutions or directly from the Fund through the distributor or the Advisor, however, Retail Class shares are not subject to a sales charge. They are, however, subject to a 1.00% short-term redemption fee, which is discussed in more detail below under the sub-heading “Fund Policy on Market Timing.” In addition, Retail Class shares are subject to 12b-1 fees discussed in more detail below under “Distribution Plans.” The minimum initial investment in Retail Class shares is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for IRAs, for accounts participating in an automatic investment program, and in certain other circumstances. You should select the class of shares that best addresses your investment needs.

Institutional Class Shares

The Institutional Class shares of each Fund are purchased at NAV, are intended for high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts, and are not subject to any 12b-1 fees. Qualified institutions include corporations, banks, insurance companies, trusts, endowments, foundations, qualified retirement plans, registered investment advisors and broker-dealers. The minimum initial investment for the Institutional Class shares of a Fund is $100,000, and subsequent investments are subject to a minimum of $1,000. The Advisor may, in its sole discretion, waive these minimums for existing clients of the Advisor and other related parties, as well as in certain other circumstances.

As to all of the classes, if your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions, other than in connection with short-term redemptions of Retail Class shares of the Small Cap Fund. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to the appropriate Fund and class of shares.

Mail the completed application and check to:

U.S. Mail:	Dreman Contrarian Funds
c/o Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Funds
c/o Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

By Wire – You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions.

You must provide a signed application to Huntington Asset Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only

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on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but a Fund may charge shareholders for this service in the future.

Sales Charges

Class A shares of each Fund are purchased at the public offering price through broker-dealers and other financial institutions. The term “offering price” includes a sales charge. Therefore, the public offering price for the Class A shares is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See “Purchases Without a Sales Charge.”

	Sales Charge as a % of:
Amount of Investment	Public Offering Price	Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

Sales Charge Reduction And Waivers

Breakpoint Discounts. As the table above shows, the larger your investment in a Fund’s Class A shares, the lower the initial sales charge imposed on your purchase. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

•

Right of Accumulation. Any “purchaser” (as defined below) may buy Class A shares of a Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

•	Letter of Intent. A Letter of Intent (“LOI”) for amounts of $50,000 in Class A shares or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a thirteen (13) month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to ninety (90) days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund’s transfer agent to obtain an LOI application.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

Shareholder’s Responsibility With Respect to Breakpoint Discounts. In order to obtain any of the sales charge discounts set forth above, you must inform your financial adviser of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by Family Members at the time of purchase. You must inform your financial advisor of all shares of a Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to Family Members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISER OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Funds, their transfer agent, and financial intermediaries may not maintain this information.

Purchases Without a Sales Charge. The persons described below may purchase and redeem Class A shares of a Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Funds’ transfer agent as to which conditions apply.

•

Trustees, officers and employees of the Funds, the Advisor, and service providers of the Funds, including members of the immediate family of such individuals and employee benefit plans of such entities;

•

Broker-dealers with selling agreements with the Funds’ distributor or otherwise entitled to be compensated under a Fund’s 12b-1 Class A Distribution Plan (and employees, their immediate family members and employee benefit plans of such entities);

•	Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Funds’ distributor;

•	Tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in a Fund;

•

Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Funds’ distributor (and employees, their immediate family members and employee benefit plans of such entities);

•

Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Funds’ distributor or the Funds for this purpose;

•	Clients of the Funds’ Advisor who were not introduced to the Advisor by a financial intermediary and, prior to the effective date of a Fund, executed investment management agreements with the Advisor;

•	Separate accounts of insurance companies, provided the insurance company has an agreement with the Funds’ distributor or the Funds for this purpose;

•

Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Funds’ distributor or the Funds for this purpose;

•	Clients solicited by employees of the Funds Advisor and who were not otherwise introduced to the Funds or the Advisor by a financial intermediary within one year of the purchase.

In addition, Class A shares of each Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Funds’ distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in a Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to, or different from, those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Funds through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

Website Disclosure. The Funds do not currently maintain a website. Information about sales charges, including sales load breakpoints, the Right of Accumulation and LOIs, is fully disclosed in this prospectus. The Funds believe that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make the sales charge information available to investors on a website.

Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve (12) months of purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Funds’ distributor receives the entire amount of any CDSC you pay. See the Funds’ Statement of Additional Information for additional information about the CDSC.

Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor’s cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

Additional Investments

You may purchase additional shares of a Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name;

•	the name of your account(s);

•	your account number(s);

•	the name of the appropriate Fund (and the appropriate class); and

•	a check made payable to the appropriate Fund (and the appropriate class).

Checks should be sent to the appropriate Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in any Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Each Fund may be an appropriate investment for tax-sheltered retirement plans, including: IRAs; simplified employee pensions (“SEPs”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Distribution Plans

Each Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act. Under each Fund’s Class A plan, the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Class A shares to the Advisor or certain broker-dealers, investment advisers, bank or other financial institutions to help defray the cost of servicing Class A shareholders.

The High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund have each adopted a Rule 12b-1 plan for Class C shares. Under each Fund’s Class C plan, the Fund pays a fee of 1.00% of the Fund’s average daily net assets of Class C shares (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders).

The Small Cap Fund has adopted a Rule 12b-1 Plan for Retail Class shares. Under the Fund’s Retail Class plan, the Fund pays a fee of 0.25% of Retail Class shares to help defray the cost of servicing Retail Class shareholders.

Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the appropriate Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. As stated above, the High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund each assesses a 1.00% CDSC against investment proceeds of Class C shares redeemed within one year of investment. The applicable Fund will first redeem the Class C shares that have been owned the longest period of time. The holding period is calculated on a monthly basis and begins on the first day of the month in which the shares were bought. No CDSC will be imposed on Class C shares that were bought through the reinvestment of dividends and capital gains. When Class C shares subject to a CDSC are redeemed, the CDSC is calculated on the net asset value attributable to shares on the date of redemption, and is deducted from the redemption proceeds. A CDSC may also be applicable with respect to redemptions of Class A shares – see “Contingent Deferred Sales Charge” above.

A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1.00% of a Fund’s net asset value, that Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1.00% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing

Each Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. The Funds will reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.

In addition, for an investment in the Retail Class shares of the Small Cap Fund, a 1.00% short-term redemption fee will be assessed against investment proceeds withdrawn within sixty (60) days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, a Fund uses a “first-in, first-out” method to determine the applicable holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the shares of a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (a “Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program, and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ Advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by a Fund to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Consequently, the Funds may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Trust is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading.

The Funds reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

By Mail – You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Dreman Contrarian Funds
c/o Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Funds
c/o Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form, less any applicable CDSC. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within thirty (30) days of the redemption request, for redemptions of $25,000 or more, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $25,000) in a Fund by calling Shareholder Services at 800-247-1014. You must first complete the optional Telephone Redemption section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information – If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, you may, on thirty (30) days’ written notice, be required to convert your holdings of one class of shares into another class of shares, or to redeem your shares, if, due to redemptions (but excluding reductions in value due to market fluctuations), the value of your shares is less than $2,500 for Class A, Class C, or Retail Class shares, or less than $100,000 for Institutional Class shares, or such other minimum amount as a Fund may determine from time to time. You may increase the value of your shares in a class to the minimum amount within the 30-day period. An Institutional Class shareholder may elect to redeem its shares by a redemption notice to the applicable Fund within the 30-day period in order to avoid an automatic conversion. All shares of a Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s net asset value per share (the “NAV”) for the applicable class, plus any applicable sales charge with respect to Class A shares. The NAV of each class is calculated for a Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the value of the total assets for that class (including interest and dividends accrued but not yet received) minus liabilities for that class (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form, plus any applicable sales charge or less any applicable CDSC.

Each Fund’s assets generally are valued at their market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the New York Stock Exchange, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor pursuant to guidelines approved by the Board of Trustees.

Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price;

(vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) a foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security; and/or the Advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security.

Investments in other open-end registered investment companies are valued at their net asset value as reported daily by such underlying fund. The prospectuses for the underlying funds explain the circumstances under which those registered investment companies will use fair value pricing and the effects of using fair value pricing. Investments in closed-end investment companies, ETFs, and direct investments in securities are valued at market prices. Investments in such securities that are traded on a national securities exchange are generally valued at the last reported sales price or the official closing price. Securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its net investment income and any net realized capital gain (the excess of net long-term capital gain over net short-term capital loss). Each Fund expects that its distributions will consist primarily of net realized capital gain. Each of the High Opportunity Fund, the Mid Cap Fund, the International Fund, and the Value Equity Fund declares and pays dividends on a quarterly basis. Each of the Small Cap Fund and the Market Over-Reaction Fund declares and pays dividends at least annually.

Dividends and distributions will automatically be reinvested in additional shares of the applicable Fund, unless you request cash distributions on your application or through a written request. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends or distributions and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the applicable Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Distributions attributable to short-term capital gain and net investment income will generally be taxable to you as ordinary income. Distributions attributable to net realized capital gain will generally be taxable to you as long-term capital gain, no matter how long you have owned your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold an amount equal to the fourth lowest rate of tax if you do not provide your correct taxpayer identification number (“TIN”) or certify that your TIN is correct, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on each Fund’s shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen Average Cost as the default tax lot identification method for all shareholders. This tax lot identification method is the way a Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and capital gain distributions) on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s default tax lot identification method is the method covered securities will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s default lot identification method, at the time of your purchase or upon the sale of covered securities. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For covered securities, each Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. A Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311, serves as investment advisor to the Funds. The Advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the Advisor, which is nearly 100% employee-owned. The Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The Advisor also provides investment advisory and sub-advisory services to ten other mutual funds. As of December 31, 2011, the Advisor managed approximately $4.6 billion in assets.

For its investment advisory services to the Funds, the Advisor is paid a fee by each Fund, at the following percentages of the average daily net assets of the Fund.

Fund	Advisory Fee Rate
High Opportunity Fund	0.60%
Mid Cap Fund	0.85%
Small Cap Fund	0.85%
Over-Reaction Fund	0.75%
International Fund	1.00%
Value Equity Fund	0.70%

The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees (if applicable), borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest) and extraordinary expenses, do not exceed the following levels:

High Opportunity Fund –0.70%

Mid Cap Fund –1.00%

Small Cap Fund –1.00%

Over-Reaction Fund –0.85%

International Fund – 1.40%

Value Equity Fund – 0.95%

The contractual agreement with respect to each Fund is in effect through February 28, 2013. Each fee waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

During the fiscal year ended October 31, 2011, the Advisor waived the entire amount of fees earned (i.e., did not receive any fees) from the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund, pursuant to the contractual fee waiver/expense reimbursement agreement with each of these Funds. During the fiscal year ended October 31, 2011, the Advisor received fees at the rate of 0.34% of average daily net assets from the High Opportunity Fund, and 0.74% of average daily net assets from the Small Cap Fund after waiver/expense reimbursement, and waived the remainder of its fee pursuant to each Fund’s contractual fee waiver/expense reimbursement agreement.

A discussion of the factors that the Board of Trustees considered in approving the Value Equity Fund’s advisory agreement will be contained in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ending April 30, 2012. A discussion of the factors that the Board of Trustees considered in approved the advisory agreement for each of the other Funds is contained in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2011.

Portfolio Managers. The investment decisions for each Fund are made by members of the Advisor’s Investment Policy Committee listed below as portfolio manager(s) for a Fund. As portfolio managers, these members are primarily responsible for the day-to-day management of the Fund(s) which they manage.

David N. Dreman (Portfolio Manager – All Funds). Mr. Dreman serves as Chairman and Portfolio Manager of the Advisor. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

E. Clifton Hoover, Jr., CFA (Portfolio Manager – All Funds). Mr. Hoover joined the Advisor in December 2006, and currently serves as Managing Director and Chief Investment Officer. He also serves as a portfolio manager of the Advisor’s large cap value, all cap value and international value portfolios. Mr. Hoover has over 24 years of investment experience managing portfolios for both large and small-sized companies. Prior to joining the Advisor, Mr. Hoover was a managing director and portfolio manager of NFJ Investment Group, where he oversaw several large and small cap portfolios. In addition, he handled consultant relationship building and retail channel support. Mr. Hoover joined NFJ Investment Group in 1997. From 1992 to 1997, he served as vice president-corporate finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that time, Mr. Hoover spent two years as a financial analyst for Citibank, and five years as a credit analyst/corporate loan officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Master’s in Finance from Texas Tech University in 1985.

Mark Roach (Portfolio Manager – High Opportunity Fund, Mid Cap Fund, Small Cap Fund, Market Over-Reaction Fund and International Fund). Mr. Roach joined the Advisor in November 2006, and currently serves as a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using strategies similar to those used by the Advisor to manage the Mid Cap Fund and the Small Cap Fund. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including 5th 3rd Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a Bachelor’s degree from the Baldwin Wallace College.

Jason Altman, CFA (Portfolio Manager – High Opportunity Fund and Market Over-Reaction Fund). Mr. Altman joined the Advisor in 2004 as a securities analyst. He is responsible for research of new investment ideas as well as current portfolio holdings for the firm’s Large Cap Value products. Prior to joining the Advisor, he was a Research Associate at Morgan Stanley Investment Management, covering the Consumer Staples sector. Mr. Altman holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts (NYSAA). Mr. Altman received his Bachelor of Science degree from Carnegie Mellon University in 1999 with a double major in Economics and

Business Administration. He then pursued his Masters at Carnegie Mellon University’s Heinz College, receiving his Master of Science Degree in Public Policy and Management with a concentration in Financial Management and Analysis.

Mario Tufano, CFA (Portfolio Manager – Mid Cap Fund and Small Cap Fund). Mr. Tufano joined the Advisor in 2007 as a senior securities analyst. He is responsible for research of new investment ideas as well as current portfolio holdings for the firm’s Small and Mid Cap Value products. Prior to joining the Advisor, he was an Associate Director and Equity Analyst at UBS Investment Bank covering the Consumer Staples and Discretionary sectors. Mr. Tufano holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts (NYSAA). Mr. Tufano received his Bachelor of Science degree from Pennsylvania State University in 2002 with a major in Finance and a minor in Management Information Systems.

Wesley Wright (Portfolio Manager – International Value Fund and Value Equity Fund). Mr. Wright joined the Advisor in 2008 as a securities analyst. He is responsible for the research of new investment ideas as well as current portfolio holdings for the firm’s International Value and All Cap Value products. Prior to joining the Advisor, Mr. Wright worked as an Equity Analyst at Hillcrest Asset Management, where he was responsible for conducting securities analyses as well as researching and presenting recommendations for the firm’s various portfolios. Mr. Wright began his career working for the Central Intelligence Agency (CIA) as an International Project Manager in 2004. He was responsible for managing both engineering and construction projects, from inception through completion, on U.S. Government Facilities worldwide. Mr. Wright earned his Bachelor of Science degree from Texas A&M University in 2003 and earned his MBA from the SMU Cox School of Business in 2008.

The Funds’ Statement of Additional Information provides the following additional information: (i) the portfolio managers’ compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) ownership of shares of the Funds held by each portfolio manager.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their respective shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The fees for these services may be based on the number of accounts or may be a percentage of the average value of the relevant Fund’s shareholder accounts for which the financial intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Advisor pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for each Fund, including its Predecessor Fund, if applicable, for the periods shown. Certain information reflects the financial performance of a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. The information for the periods shown has been audited by Cohen Fund Audit Services, Ltd., the Trust’s (and the Predecessor Funds’) Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, both of which are available free of charge upon request.

Financial Highlights

Dreman Contrarian Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
DREMAN HIGH OPPORTUNITY FUND
Class A Shares
2010(b)	$8.68	0.08		0.41		0.49	(0.05)	—	(0.05)
2011	$9.12	0.13	(e)	0.44		0.57	(0.17)	(0.23)	(0.40)
Class C Shares
2010(b)	$8.68	0.02		0.41		0.43	(0.05)	—	(0.05)
2011	$9.06	0.04		0.33		0.37	(0.04)	(0.23)	(0.27)
Institutional Class
2007	$13.90	0.22		1.09		1.31	(0.18)	(0.70)	(0.88)
2008	$14.34	0.19		(6.30)		(6.11)	(0.23)	(0.67)	(0.90)
2009	$7.33	0.10	(e)	0.90		1.00	(0.09)	—	(0.09)
2010	$8.24	0.11	(e)	0.84		0.95	(0.05)	—	(0.05)
2011	$9.14	0.14		0.34		0.48	(0.21)	(0.23)	(0.44)
DREMAN CONTRARIAN MID CAP VALUE FUND
Class A Shares
2010(b)	$9.37	0.07	(e)	1.35		1.42	(0.26)	—	(0.26)
2011	$10.53	0.13	(e)	0.28		0.41	(0.12)	—	(0.12)
Class C Shares
2010(b)	$9.37	0.04		1.31		1.35	(0.26)	—	(0.26)
2011	$10.46	0.01	(e)	0.30		0.31	(0.12)	—	(0.12)
Institutional Class
2007	$12.97	0.06		1.84		1.90	(0.06)	(0.79)	(0.85)
2008	$14.03	0.12		(5.31	)(j)	(5.19)	(0.08)	(1.56)	(1.64)
2009	$7.22	0.15	(e)	1.68		1.83	(0.12)	—	(0.12)
2010	$8.93	0.14	(e)	1.74		1.88	(0.26)	—	(0.26)
2011	$10.55	0.11	(e)	0.32		0.43	(0.20)	—	(0.20)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(c)	Not annualized.
(d)	Annualized.
(e)	Per share amount has been calculated using the average shares method.
(f)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(g)	Redemption fees resulted in less than $0.005 per share in each period.
(h)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.70%. Prior to that date, the expense cap was 1.30%.
(i)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.04% higher and each net investment investment income ratio would have been 0.04% lower.
(j)	Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund’s NAV would have been $0.03 lower and the total return for the year would have been -42.29%
(k)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.40%
(l)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.14% higher and each net investment income ratio would have been 0.14% lower.

See accompanying notes which are an integral part of these Financial Statements.

Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

—		$9.12	5.68	%(c)	$1	0.95	%(d)	1.48	%(d)	0.92	%(d)	0.39	%(d)	25.35%
—		$9.29	6.12%		$4	0.95%		1.20%		1.25%		1.00%		9.98%

—		$9.06	4.91	%(c)	$1	1.70	%(d)	2.24	%(d)	0.18	%(d)	(0.36	)%(d)	25.35%
—		$9.16	3.95%		$1	1.70%		2.24%		0.45%		(0.09)%		9.98%

0.01		$14.34	9.81%		$9,381	1.30	%(f)	2.47%		1.56	%(f)	0.39%		24.65%
—	(g)	$7.33	(45.17)%		$4,716	1.30	%(f)	3.19%		1.66	%(f)	(0.24)%		32.62%
—	(g)	$8.24	13.96%		$50,865	0.81	%(h)(i)	1.85%		1.36	%(i)	0.32%		39.48%
—		$9.14	11.59%		$90,580	0.70%		1.19%		1.25%		0.76%		25.35%
—		$9.18	5.09%		$108,301	0.70%		0.96%		1.49%		1.23%		9.98%

—		$10.53	15.45	%(c)	$42	1.25	%(d)	15.34	%(d)	0.79	%(d)	(13.29	)%(d)	45.84%
—		$10.82	3.85%		$68	1.25%		7.21%		1.19%		(4.78)%		126.54%

—		$10.46	14.60	%(c)	$1	2.00	%(d)	16.09	%(d)	0.46	%(d)	(13.63	)%(d)	45.84%
—		$10.65	2.97%		$26	2.00%		10.29%		0.05%		(8.25)%		126.54%

0.01		$14.03	15.37%		$2,605	1.40	%(f)	6.42%		0.46	%(f)	(4.56)%		101.11%
0.02		$7.22	(41.24	)%(j)	$1,279	1.40	%(f)	8.08%		0.97	%(f)	(5.72)%		52.45%
—	(g)	$8.93	25.87%		$737	1.22	%(k)(l)	8.12%		1.96	%(l)	(4.94)%		68.94%
—		$10.55	21.39%		$844	1.00%		14.84%		1.48%		(12.36)%		45.84%
—		$10.78	4.04%		$1,142	1.00%		9.26%		0.98%		(7.27)%		126.54%

Financial Highlights (Continued)

Dreman Contrarian Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
DREMAN CONTRARIAN SMALL CAP VALUE FUND
Class A Shares
2010(b)	$16.04	0.10	(g)	2.30	2.40	(0.14)	—	(0.14)
2011	$18.30	0.10		(0.22)	(0.12)	(0.13)	—	(0.13)
Institutional Class
2007(e)	$18.24	—	(f)	0.62	0.62	—	—	—
2008	$18.86	0.07		(5.35)	(5.28)	(0.03)	—	(0.03)
2009	$13.55	0.10	(g)	1.94	2.04	(0.06)	(0.06)	(0.12)
2010	$15.47	0.14		2.93	3.07	(0.14)	—	(0.14)
2011	$18.40	0.31		(0.38)	(0.07)	(0.14)	—	(0.14)
Retail Class
2007	$16.83	0.02		1.99	2.01	(0.04)	—	(0.04)
2008	$18.83	0.03		(5.34)	(5.31)	(0.03)	—	(0.03)
2009	$13.51	0.07		2.12	2.19	(0.06)	(0.06)	(0.12)
2010	$15.59	0.09		2.80	2.89	(0.13)	—	(0.13)
2011	$18.35	0.11		(0.22)	(0.11)	(0.13)	—	(0.13)
DREMAN MARKET OVER-REACTION FUND
Class A Shares
2010(b)	$8.33	0.15		0.63	0.78	(0.13)	—	(0.13)
2011	$8.98	0.19	(g)	(0.49)	(0.30)	(0.20)	(0.79)	(0.99)
Class C Shares
2010(b)	$8.33	0.09		0.62	0.71	(0.12)	—	(0.12)
2011	$8.92	0.11		(0.48)	(0.37)	(0.11)	(0.79)	(0.90)
Institutional Class
2007(m)	$10.00	0.04		0.95	0.99	—	—	—
2008	$10.99	0.10	(g)	(5.11)	(5.01)	(0.07)	(0.25)	(0.32)
2009	$5.66	0.12	(g)	2.21	2.33	(0.07)	—	(0.07)
2010	$7.92	0.18	(g)	1.02	1.20	(0.13)	—	(0.13)
2011	$8.99	0.20		(0.48)	(0.28)	(0.20)	(0.79)	(0.99)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period August 22, 2007 (commencement of operations) to October 31, 2007.
(f)	Net investment (loss) resulted in less than $0.005 per share in the period.
(g)	Per share amount has been calculated using the average shares method.
(h)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.25%.
(i)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(j)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses (excluding 12b-1 expenses) at 1.00%. Prior to that date, the expense cap was 1.50%.
(k)	Effective June 1, 2009, the Advisor discontinued the voluntary waiver of 12b-1 fees. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.12% higher and each net investment income ratio would have been 0.12% lower.
(l)	Redemption fees resulted in less than $0.005 per share in each period.
(m)	For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(n)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.85%. Prior to that date, the expense cap was 1.55%.
(o)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.03% higher and each net investment income ratio would have been 0.03% lower.

See accompanying notes which are an integral part of these Financial Statements.

Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

—		$18.30	15.00	%(c)	$275	1.25	%(d)	1.59	%(d)	0.62	%(d)	0.28	%(d)	35.75%
0.02		$18.07	(0.60)%		$1,935	1.25%		1.49%		0.46%		0.22%		44.08%

—		$18.86	3.40	%(c)	$756	1.25	%(d)	1.70	%(d)	(0.36	)%(d)	(0.81	)%(d)	83.39%
—		$13.55	(28.05)%		$4,253	1.25%		1.45%		0.50%		0.30%		46.95%
—		$15.47	15.27%		$15,309	1.09	%(h)	2.06%		0.74%		(0.23)%		80.75%
—		$18.40	19.90%		$19,300	1.00%		1.34%		0.79%		0.45%		35.75%
—		$18.19	(0.44)%		$11,472	1.00%		1.26%		0.85%		0.59%		44.08%

0.03		$18.83	12.16%		$41,374	1.50	%(i)	1.77%		0.18	%(i)	(0.09)%		83.39%
0.02		$13.51	(28.14)%		$46,298	1.50	%(i)	1.70%		0.25	%(i)	0.05%		46.95%
0.01		$15.59	16.51%		$72,442	1.38	%(k)	2.18%		0.54	%(k)	(0.26)%		80.75%
—	(l)	$18.35	18.61%		$105,796	1.25%		1.58%		0.53%		0.20%		35.75%
—	(l)	$18.11	(0.66)%		$82,840	1.25%		1.51%		0.57%		0.32%		44.08%

—		$8.98	9.43	%(c)	$1	1.10	%(d)	2.77	%(d)	1.92	%(d)	0.25	%(d)	146.67%
—		$7.69	(4.12)%		$9	1.10%		2.28%		2.32%		1.14%		100.41%

—		$8.92	8.63	%(c)	$1	1.85	%(d)	3.49	%(d)	1.15	%(d)	(0.49	)%(d)	146.67%
—		$7.65	(4.88)%		$1	1.85%		3.14%		1.38%		0.10%		100.41%

—	(l)	$10.99	9.90	%(c)	$796	1.55	%(d)(i)	21.91	%(d)	0.82	%(d)(i)	(19.54	)%(d)	77.29%
—		$5.66	(46.85)%		$663	1.55	%(i)	19.83%		1.10	%(i)	(17.18)%		118.25%
—		$7.92	41.67%		$7,115	0.93	%(n)(o)	4.16%		1.67	%(o)	(1.56)%		103.93%
—		$8.99	15.25%		$8,201	0.85%		2.44%		2.17%		0.58%		146.67%
—		$7.72	(3.86)%		$7,848	0.85%		2.06%		2.36%		1.15%		100.41%

Financial Highlights (Continued)

Dreman Contrarian Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
Dreman Contrarian International Value Fund
Class A Shares
2011(b)	$14.16	0.13		(2.08)		(1.95)	(0.15)	—	(0.15)
Class C Shares
2011(b)	$14.16	0.10		(2.09)		(1.99)	(0.12)	—	(0.12)
Institutional Class(e)
2008(f)	$10.00	—	(g)	(1.15)		(1.15)	—	—	—
2009	$8.85	0.23	(i)	4.82		5.05	—	—	—
2010	$13.90	0.13	(i)	1.14		1.27	(0.37)	(2.05)	(2.42)
2011	$12.75	0.26		(0.36)		(0.10)	(0.34)	(0.23)	(0.57)
Dreman Contrarian Value Equity Fund
Class A Shares
2011(b)	$10.00	0.02		(0.85	)(k)	(0.83)	—	—	—
Class C Shares
2011(b)	$10.00	—	(g)	(0.87	)(k)	(0.87)	—	—	—
Institutional Class
2011(b)	$10.00	0.02		(0.85	)(k)	(0.83)	—	—	—

(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period April 25, 2011 (commencement of operations) to October 31, 2011.
(c)	Not annualized.
(d)	Annualized.
(e)	Formerly Retail Class, prior to April 25, 2011 (See Note 1 in the Notes to the financial statements).
(f)	For the period October 15, 2008 (commencement of operations) to October 31, 2008.
(g)	Net investment income amounted to less than $0.005 per share.
(h)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(i)	Per share amount has been calculated using the average shares method.
(j)	Effective April 25, 2011, the Advisor agreed to waive fees to maintain the Fund expenses at 1.40%. Prior to that date, the expense cap was 1.65% (included Retail Class 12b-1 fee).
(k)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes which are an integral part of these Financial Statements.

Paid in capital from redemption fees	Net Asset Value, end of period	Total return(a)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

—	$12.06	(13.78	)%(c)	$149	1.65	%(d)	16.26	%(d)	0.47	%(d)	(14.14	)%(d)	40.03%

—	$12.05	(14.10	)%(c)	$26	2.40	%(d)	15.00	%(d)	0.43	%(d)	(12.17	)%(d)	40.03%

—	$8.85	(11.50	)%(c)	$88	1.40	%(d)(h)	268.58	%(d)	(0.27	)%(d)(h)	(267.45	)%(d)	5.54%
—	$13.90	57.06%		$162	1.40	%(h)	69.84%		2.16	%(h)	(66.28)%		229.54%
—	$12.75	9.73%		$617	1.61%		23.01%		1.05%		(20.35)%		32.94%
—	$12.08	(0.97)%		$1,235	1.50	%(j)	12.54%		1.92%		(9.12)%		40.03%

—	$9.17	(8.30	)%(c)	$103	1.20	%(d)	58.68	%(d)	1.10	%(d)	(56.38	)%(d)	25.85	%(c)

—	$9.13	(8.70	)%(c)	$37	1.95	%(d)	68.60	%(d)	0.20	%(d)	(66.45	)%(d)	25.85	%(c)

—	$9.17	(8.30	)%(c)	$486	0.95	%(d)	62.14	%(d)	1.15	%(d)	(60.04	)%(d)	25.85	%(c)

APPENDIX

ADVISOR’S PRIOR PERFORMANCE

The data below is provided to illustrate the past performance of Dreman Value Management, LLC, the Fund’s advisor, in managing substantially similar equity accounts as measured against a market index, and does not represent the performance of the Fund, nor should it be considered a substitute for the Fund’s performance. You should not consider this performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund.

The Dreman Value Equity Composite (the “Composite”) represents all fully discretionary advisory accounts that are managed in an All Capitalization trading style. The Fund is managed in a manner that is substantially similar to the manner in which these discretionary advisory accounts are managed, and the objectives, policies, and strategies of the composite accounts are substantially similar to those of the Fund. The Composite was created on November 30, 2007.

In certain cases, the calculation methodologies prescribed by the Global Investment Performance Standards (“GIPS”) may be different from the standard SEC formula used by mutual funds for presenting their performance returns. The returns of the accounts presented are presented gross and net of management fees and include the reinvestment of all income. Dreman Value Management, LLC’s compliance with the GIPS standards has been verified for the period July 1, 1997 through September 30, 2011 by Ashland Partners & Company LLP. In addition, a performance examination was conducted on the Composite for the same period. See below for performance disclosure.

The private accounts represented by the Composite are not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the accounts included were different than the anticipated operating expenses of the Fund, and, accordingly, to the extent those expenses are lower than those anticipated by the Fund, they would have less of an adverse effect on the performance results of the Composite.

Ashland Partners & Company LLP

Independent Accountant’s Report

Ms. Yvonne Pytlik

Dreman Value Management. LLC

Harborside Financial Center Plaza 10. Suite 800

Jersey City. NJ 07311

Report on Firm-Wide Verification and Performance Examination

We have examined Dreman Value Management. LLC’s (the “Company”) (1) compliance with all the composite construction requirements of the Global Investment Performance Standards (GIPS®) on a firm-wide basis for the periods July 1, 2005 through September 30, 2011, and (2) design of its policies and procedures to calculate and present performance results in compliance with the GIPS standards as of September 30, 201 1 . We have also examined the accompanying performance presentation and Composite Performance Disclosures of the Company’s Value Equity Composite for the periods November 30, 2007 through September 30, 2011.

Management and Accountant’s Responsibility

The Company’s management is responsible for compliance with the GIPS standards, the design of its policies and procedures and for the Quarterly Performance and Composite Performance Disclosures Presentations. Our responsibility is to express an opinion based on our examination.

Opinion

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company’s compliance with the above-mentioned requirements: evaluating the design of the Company’s policies and procedures referred to above: examining, on a test basis, evidence supporting the accompanying composite performance presentation; and performing the procedures for a verification and a performance examination set forth by the GIPS standards and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

In our opinion, Dreman Value Management has, in all material respects:

•	Complied with all the composite construction requirements of the GIPS standards on a firm-wide basis for the periods July 1, 2005 through September 30, 2011; and

•	Designed its policies and procedures to calculate and present performance results in compliance with the GIPS standards as of September 30, 2011.

Also, in our opinion, the Composite Performance Disclosures of the Company’s Value Equity Composite for the periods November 30, 2007 through September 30, 2011, is presented, in all material respects, in conformity with the GIPS standards.

This report does not relate to any composite presentation of the Company other than the Company’s Value Equity Composite.

Ashland Partners & Company LLP

December 9, 2011

GIPS® Verification & Compliance Consultation

DREMAN VALUE MANAGEMENT, LLC

VALUE EQUITY COMPOSITE

QUARTERLY PERFORMANCE PRESENTATION

Asset-Weighted Returns Net of Management Fees

Results have been calculated in U.S. Dollars

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Annual
2011	4.6%	(0.8%)	(16.7%)
2010	8.2%	(11.5%)	14.9%	10.4%	21.6%
2009	(15.2%)	22.4%	22.9%	3.1%	31.6%
2008	(5.9%)	(4.9%)	(8.3%)	(26.5%)	(39.7%)
2007				0.1%*	0.1%*

*	Performance represents a non-annualized partial period return beginning on November 30, 2007.

Past performance is not indicative of future results. The Independent Accountant’s Report and the Composite Performance Disclosures are an integral part of this presentation.

Ashland Partners & Company LLP - 525 Bigham Knoll, Suite 200 - Jacksonville, OR 97530 - T: 541.857.8800 F: 503.213.7245

VALUE EQUITY COMPOSITE RETURNS (NOVEMBER 30, 2007 – DECEMBER 31, 2010)

Year	Net-of-Fees Return (%)	Russell 3000* Value	Composite 3yr St. Deviation (%)	Benchmark 3yr St. Deviation (%)	Number of Portfolios	Internal Dispersion*	Total Composite Assets ($ USD Million)	% of Firm Assets	Total Firm Assets ($ USD Million)
Inception – 12/07	0.12	-0.96			1		9.7	0.06	17,066
2008	-39.7	-36.3			1		5.8	0.08	7,747
2009	31.6	19.8			3		22.5	0.53	4,276
2010	21.6	16.2	27.7	23.5	2		16.2	0.33	4.925
Annualized Return	-1.1	-4.1

*	Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included for the entire year. Internal dispersion is not presented for years when there were 5 portfolios or less in the composite.

	QUARTERLY RETURNS (AS OF SEPTEMBER 30, 2011)				AVERAGE ANNUAL TOTAL RETURNS (AS OF SEPTEMBER 30, 2011)
	4Q10	1Q11	2Q11	3Q11	1 Year	2 Year	3 Year	Inception 11/30/2007
Dreman Value Equity (Net of Fees)	10.4	4.6	-0.8	-16.7	-4.5	4.2	0.6	-4.6
Russell 3000® Value	10.9	6.5	-0.7	-16.6	-2.2	3.3	-1.6	-6.4

PERFORMANCE DISCLOSURES

Dreman Value Management (“DVM” or the “firm”) claims compliance with the Global Investment Performance Standards (GLPS®) and has prepared and presented this report in compliance with the GIPS standards. Dreman Value Management has been independently verified for the periods July 1, 1997– September 30, 2011. Verification assesses whether (1) the firm has complied with all the composite Construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Dreman Value Equity composite has been examined for the periods November 30, 2007–September 30, 2011. The verification and performance examination reports are available upon request.

1.

DVM is a division of Dreman Value Management, L.L.C. (“Dreman”), an independent investment management firm and registered advisor established on July 1, 1997. DVM manages a variety of assets including equities and fixed income among others. For the period from 1991 through June 30, 1997, David Dreman was the Chief Investment Officer of Dreman’s predecessor firm and was responsible for executing all investment management decisions. Performance returns for periods prior to July 1, 1997 is from accounts maintained by DVM’s predecessor firm. Effective January 1, 2006, Dreman’s wrap-fee SMA/UMA assets were re-defined as a separate division under the name Dreman Asset Management (“DAM”). Prior to January 1, 2006, total firm assets included assets managed by Dreman Effective January 1, 2006, total firm assets include only the assets of DVM. Policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request.

2.	Effective July 1, 2009, the methodology used to determine total composite assets, number of portfolios and percent of firm assets has changed. The new method of calculation is based on end of period assets whereas the previous method used beginning of next period assets. This change has been made due to an upgrade in the program used to calculated composite performance. This change effects time periods beginning Jury 1, 2009.

3.	DVM’s Value Equity Composite began on November 30, 2007. This Composite includes all of the Firm’s accounts or portfolios that are managed by the Firm on a fully discretionary basis in an All Capitalization trading style (no account minimum), and without regard to tax sensitivity. Fully discretionary accounts include accounts that have investment restrictions, where the restriction accounts for less than 5% of the total portfolio value. Portfolios within the composite generally invest in securities with below market PE ratios and market capitalizations greater than $1 billion.

4.

The Dreman Value Equity composite benchmark is the Russell 3000® Value Index. The Russell 3000® Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Firm maintains a complete list and description of all composites, which is available upon request.

5.	Valuations are computed and performance is reported in U.S. Dollars.

6.

Returns are presented net of management fees and include the reinvestment of all income. Returns are presented net of non-reclaimable withholding taxes. Net-of-fees performance returns are calculated by deducting the highest fee of 0.2188% from the quarterly gross composite return. The annual fee schedule is as follows: 0.75% on the first $20,000,000, 0.70% on the next $30,000,000 and 0.65% on assets greater than $50,000,000. Please refer to the ADV Part II for all composite fee schedules. Actual investment advisory fees incurred by clients may vary.

7.	DVM’s Value Equity Discretionary composite was incepted and created on November 30, 2007. Prior to July 1, 2010 the composite was known as the Dreman All Cap Value Composite. The firm maintains a complete list and description of all composites, which is available upon request.

8.	Internal dispersion is calculated using the asset weighted standard deviation of annual gross returns of those portfolios that were included in the composite for the entire year. For those years when less than five portfolios were included in the composite for the full year, no dispersion measure is presented.

9.	The three year annualized standard deviation measures the variability of the composite and the benchmark returns over the preceding 36-month period.

The performance data quoted above represents past performance. Past performance is not indicative of future results, and periodically, current performance may be lower or higher than the performance data quoted. The investment return and principal value of an account will fluctuate SO that a client s account may be worth more or less than its original value. Actual account performance may differ due to individual account restrictions and limitations:. Beginning July 1, 2005 Foreman has been verified by Ashland Partner & Company LLP. To obtain the most recent month-end performance, please contact us at rfi@dreman.com or l.800.952.6667.

This material has been prepared for investors and investment professionals, including broker-dealers and investment advisers.

777 S. Flagler Drive, Tower West -Suite 800 West Palm Beach, FL 33401	DVM0911

FOR MORE INFORMATION

You can find additional information about the Trust in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

By Telephone:	Call Shareholder Services at 800-247-1014

U.S. Mail:	Dreman Contrarian Funds
c/o Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

On the Internet:	Download these documents from the Funds’ Internet site at www.dreman.com.

You may review and copy information about the Funds (including the SAI and other reports) at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act File No. 811-22118)

DREMAN CONTRARIAN FUNDS

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

STATEMENT OF ADDITIONAL INFORMATION

DREMAN CONTRARIAN FUNDS

Dreman High Opportunity Fund	Dreman Market Over-Reaction Fund
Class A – DRLRX	Class A – DRQAX
Class C – DRLLX	Class C – DRQCX
Institutional – DRLVX	Institutional – DRQLX
Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian International Value Fund
Class A – DVMAX	Class A – DRIAX
Class C – DVVMX	Class C – DRICX
Institutional – DRMVX	Institutional – DRIVX
Dreman Contrarian Small Cap Value Fund	Dreman Contrarian Value Equity Fund
Class A – DRSAX	Class A – DRVAX
Retail – DRSVX	Class C – DRVCX
Institutional - DRISX	Institutional - DRVIX

February 28, 2012

Dreman Contrarian Funds (the “Trust”) is an open-end management investment company currently offering six series of shares, the Dreman High Opportunity Fund (the “High Opportunity Fund”), the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”), the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”), the Dreman Market Over-Reaction Fund (the “Over-Reaction Fund”), the Dreman Contrarian International Value Fund (the “International Fund”), and the Dreman Contrarian Value Equity Fund (the “Value Equity Fund”) (each, a “Fund,” and collectively, the “Funds”), which are covered by this Statement of Additional Information (the “SAI”). This SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated February 28, 2012, as it may be supplemented or revised from time to time.

Each of the High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund offers Class A shares, Class C shares, and Institutional Class shares. The Small Cap Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Each of the High Opportunity Fund, the Mid Cap Fund, the Small Cap Fund, and the Over-Reaction Fund commenced operations as a separate series (a “Predecessor Fund”) of the Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new series of the Trust.

Certain information from the Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2011 is incorporated by reference into this SAI. A free copy of the Funds’ prospectus, as well as the Annual Report to Shareholders for the fiscal year ended October 31, 2011, can be obtained by writing Dreman Contrarian Funds, c/o Huntington Asset Services, Inc., at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 800-247-1014.

1

2

DESCRIPTION OF THE TRUST AND FUNDS

Dreman Contrarian Funds (the “Trust”) was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commonly known as a “mutual fund.” This Statement of Additional Information (the “SAI”) relates to the prospectus for the Dreman High Opportunity Fund (the “High Opportunity Fund”), the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”), the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”), the Dreman Market Over-Reaction Fund (the “Over-Reaction Fund”), the Dreman Contrarian International Value Fund (the “International Fund”), and the Dreman Contrarian Value Equity Fund (the “Value Equity Fund”) (each, a “Fund,” and collectively, the “Funds”) dated February 28, 2012. Each Fund is a “diversified” series of the Trust, as that term is defined in the 1940 Act.

Each of the High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund offers Class A shares, Class C shares, and Institutional Class shares. The Small Cap Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Each class of shares is substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The Class A shares and Retail Class shares bear an on-going 0.25% 12b-1 distribution fee, and Class C shares bear an on-going 1.00% 12b-1 distribution fee. Institutional Class shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Class A, Class C, or Retail Class shares. Class A shares are sold subject to a sales charge, and Class C shares are sold subject to a contingent deferred sales charge. Institutional Class shares are only available for purchase by high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts. The differing sales charges and other expenses applicable to the different classes of shares may affect the performance of those classes. Prior to June 1, 2009, the Institutional Class shares of the High Opportunity Fund, the Mid Cap Fund, and the Over-Reaction Fund were classified as Retail Class shares, and were subject to a different fee structure. Prior to February 28, 2011, the Institutional Class shares of the International Fund were classified as Retail Class shares, and were subject to a different fee structure. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Each of the High Opportunity Fund, the Mid Cap Fund, the Small Cap Fund, and the Over-Reaction Fund commenced operations as a separate series (each, a “Predecessor Fund”) of the Unified Series Trust. The Predecessor High Opportunity Fund offered only Retail Class shares and commenced operations on November 4, 2003. At that time, the Fund was known as the Dreman Contrarian Large Cap Value Fund. Effective March 1, 2010, the Fund changed its name to the Dreman High Opportunity Fund. The Predecessor Mid Cap Fund also offered only Retail Class shares and commenced operations on December 31, 2003. The Predecessor Small Cap Fund offered both Retail Class shares and Institutional Class shares. The Retail Class shares of the Predecessor Small Cap Fund commenced operations on December 31, 2003, and the Institutional Class shares of the Predecessor Small Cap Fund commenced operations on August 22, 2007. The Predecessor Over-Reaction Fund offered only Retail Class shares and

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commenced operations on April 3, 2007. At that time, the Fund was known as the Dreman Quantitative Large Cap Value Fund. Effective June 1, 2009, the Fund changed its name to the Dreman Market Over-Reaction Fund. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust. References in this SAI are to a Predecessor Fund’s current name. In addition, certain of the financial information contained in this SAI relates to the Predecessor Funds. The International Fund commenced operations on October 15, 2008, and the Value Equity Fund commenced operations on April 25, 2011.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Declaration of Trust further authorizes the Board of Trustees to classify or reclassify any series of shares into one or more classes. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. Although the Declaration of Trust authorizes the trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof, such action would be subject to the superseding requirements of the 1940 Act or other applicable securities laws. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy

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would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK CONSIDERATIONS

The investment adviser of each Fund is Dreman Value Management, LLC (the “Advisor”). The following section contains a discussion of some of the investments the Advisor, in its discretion may make and strategies it may employ in managing each of the Funds, as well as the related risks. Percentage limitations described in this SAI or in the Funds’ prospectus will apply at the time of purchase and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in the prospectus, the other investment policies described in this SAI or in the prospectus are not fundamental and may be changed without shareholder approval.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Under normal circumstances, the High Opportunity Fund and the Over-Reaction Fund will each invest at least 80% of their net assets (including borrowings for investment purposes) in equity securities of large capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index at the time of purchase. For the High Opportunity Fund and the Over-Reaction Fund, this policy is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders. As of December 31, 2011, the market capitalizations of companies included in the S&P 500® Index ranged from $1.6 billion to $401.3 billion. The size of companies in the Index changes with market conditions and the composition of the Index.

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of medium capitalization companies, which the Advisor defines as companies similar in market capitalization to those listed on the Russell Midcap® Value Index at the time of purchase. This policy is non-fundamental and may be changed by the Board of Trustees of the Trust, upon sixty (60) days’ prior written notice to shareholders. As of December 31, 2011, the market capitalizations of companies included in Russell Midcap® Value Index ranged from $117 million to $20.5 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Mid Cap Fund may also invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index.

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Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index, at the time of purchase. This policy is non-fundamental and may be changed by the Board of Trustees of the Trust, upon sixty (60) days’ prior written notice to shareholders. As of December 31, 2011, the market capitalization of companies included in the Russell 2000® Value Index ranged from $16 million to $3.7 billion. The size of companies in the Index changes with market conditions and the composition of the Index.

Under normal circumstances, the International Fund will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside of the U.S. This policy is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders.

Each Fund will invest principally in a diversified portfolio of equity securities of companies that Dreman Value Management, LLC (the “Advisor”), the Funds’ investment adviser, believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Each Fund may also invest in initial public offerings. Each Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B. Fixed Income Securities. Each Fund intends to remain substantially invested in equity securities; however a Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. On occasion, the Advisor may invest up to 20% of the assets of the International Fund in fixed income securities if the Advisor anticipates that interest rate changes in the marketplace may cause the value of the securities held to appreciate. In addition, the Advisor may invest in excess of 20% of the International Fund’s assets in fixed income securities if the Advisor believes that the equity markets currently pose an unreasonable degree of risk and therefore the Advisor is taking a temporary defensive posture. Should such a temporary defensive posture be taken, the International Fund may not comply with its usual investment restrictions and limitations. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

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C. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. The International Fund will invest no more than 20% of its assets in debt securities. Each Fund may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies

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inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Fund. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the Custodian (defined below), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

F. Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including

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accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G. Foreign Repurchase Agreements. The International Fund may enter into foreign repurchase agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by the Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

H. Foreign Securities. Each Fund may invest in foreign securities, either directly or through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). The International Fund will invest at least 80% of its assets in foreign securities, primarily of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter (“OTC”) market, and in ADRs, GDRs and European Depository Receipts (“EDRs”) that are traded on U.S. markets.

The Funds may invest in sponsored or unsponsored ADRs and their hybrid forms – GDRs and EDRs. These instruments are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect a Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. Further, prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material

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information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADRs. ADRs, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain ADRs may not be listed on an exchange and therefore may be illiquid securities.

OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

In addition to the usual risks inherent in domestic investments, substantial risks are involved in investing in securities issued by companies in foreign nations. Such risks include: the possibility of expropriation; nationalization; confiscatory taxation; taxation of income earned in foreign nations or other taxes imposed relating to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country); political or social instability; and diplomatic developments that could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than negotiated as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, broker-dealers and listed companies than in the U.S. The securities markets of many of the countries in which a Fund may invest also may be smaller, less liquid and subject to greater price volatility than those in the U.S. Further, in some countries it may be difficult for a Fund to establish direct legal ownership of investments it has made.

The International Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund is not subject to any additional geographic requirement, the Fund intends to invest most of its assets in equity securities of issuers located in countries which are generally considered to have developed markets, such as the United Kingdom, the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore.

The International Fund may invest up to 50% of its assets in equity securities issued by companies in “emerging markets.” Investments in emerging or developing countries involve the same risks as are described above for foreign investing. In addition, many companies in emerging or developing countries generally do not have lengthy operating

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histories. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. There may be a lack of availability of currency hedging or other risk management techniques in certain developing countries. Emerging market countries may suffer from currency devaluation and higher rates of inflation. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

I. Foreign Debt Obligations. The International Fund may invest in foreign debt obligations, the debt obligations of foreign governments and their agencies and instrumentalities. Foreign debt obligations may or may not be supported by the full faith and credit of the foreign government. The Fund may invest in securities issued by certain “supranational” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

J. Passive Foreign Investment Companies. The International Fund may invest in some corporations domiciled outside the U.S. which may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They are often “growth” companies or “start-up” companies. For U.S. federal income tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Code Section 954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. A fund that invests in PFICs also risks that it may not realize that the corporation in which it invests is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund intends to comply with federal tax reporting of these investments.

K. Strategic Transactions and Derivatives. Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and

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other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although with respect to the International Fund, no more than 10% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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1. Options on Securities Indices. Each Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2. General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. Each Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making

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delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

A Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

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3. General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The International Fund may enter into futures contracts based on foreign indices such as the Compagnie des Agents de Change 40 Index (CAC 40) in France, the Deutscher Aktienindex (DAX 30) in Germany, the Financial Times Stock Exchange Eurotop 100 Index (FTSE Eurotop 100) in Europe, the IBEX 35 Index (IBEX 35) in Spain, the Financial Times Stock Exchange 100 Index (FTSE 100) in the United Kingdom, the Australian Stock Exchange All Ordinaries Index (ASX All Ordinaries) in Australia, the Hang Seng Index in Hong Kong, and the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300) and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

Foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

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A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4. Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its

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combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

5. Use of Foreign Currencies. The International Fund may engage in currency transactions with counterparties for investment purposes or in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund only engages in tactical currency hedging to preserve the value of its portfolio during times of base currency strength. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the inter-bank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges.

A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies.

OTC options (options not traded on exchanges) derive their terms from negotiation with the other party to the option contract. This type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, however, makes an OTC option less liquid and subject to greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Foreign currency strategies may change the International Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. The Fund may be required to limit its hedging transactions in foreign currency forwards, futures and options in order to maintain its classification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by the International Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. The Advisor makes no assurances that its use of foreign currency strategies will be advantageous to the International Fund or that it will employ currency management strategies at appropriate times.

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6. Use of Options and Futures Relating to Foreign Currencies. The uses and risks of currency options and futures are similar to options and futures on securities or indices discussed above. Currency options and futures are used to increase or decrease the International Fund’s exposure to difference foreign currencies. Currency options may be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the International Fund’s investments, making it difficult or impossible to match exactly the amount of currency options and futures to the value of the Fund’s investments over time.

L. Warrants. Each Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

M. Corporate Debt Securities. Each Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

The International Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities.

N. Lower Quality Debt Securities. Each Fund may invest in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

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Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

O. Rule 144A Securities. Each Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

P. Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, each Fund may invest in other investment companies including mutual funds and exchange traded funds (“ETFs”). In addition, the Small Cap Fund, the Over-Reaction Fund, the International Fund and the Value Equity Fund may invest in closed-end funds. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset

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value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that trigger changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Funds generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that a Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it cannot close out of a position at any time it desires. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

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ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (“UITs”), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Funds may invest include SPDRs, DIAMONDS, and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR, except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consist of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ – 100 Index Tracking Stock) represent ownership in the NASDAQ – 100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include PowerShares, WisdomTree, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e–50, Fortune 500, streetTRACKS, and Vanguard ETFs.

Each Fund may also invest in various sector ETFs, such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Funds may invest in new exchange traded shares as they become available. As a shareholder of an investment company, a Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

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1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, or its agencies and instrumentalities.

8. Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

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With respect to the percentages adopted by the Trust as maximum limitations on a Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Other Investment Policies. The Board of Trustees has adopted certain non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

1. No Fund will invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

2. A Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder. Notwithstanding the above, a Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act

3. No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

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4. A Fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

5.A Fund may not purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

6. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its Annual and Semi-Annual Reports to shareholders, which is sent to shareholders within sixty (60) days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within seventy (70) days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within sixty (60) days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

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Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Funds also may post their complete portfolio holdings to the Funds’ website within approximately 25 days after the end of the month, although they are not doing so at this time. The information would remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information would be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. The Board is also responsible for addressing conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Advisor, principal underwriter, or any affiliated person of the Fund, their investment adviser, or their principal underwriter, on the other. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

INVESTMENT ADVISOR

The investment advisor for each Fund is Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. The Advisor also served as the investment adviser to each Predecessor Fund. David N. Dreman is the Chairman and E. Clifton Hoover, Jr. is the Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

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Under the terms of the investment advisory agreement between the Trust and the Advisor with respect to each Fund (each, an “Agreement” and collectively, the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees of the Trust. As compensation for its management services, each Fund is obligated to pay the Advisor a fee, computed and accrued daily, and paid monthly, at an annual rate equal to the following percentages of average daily net assets of the Fund:

Fund	Advisory Fee Rate
High Opportunity Fund	0.60%
Mid Cap Fund	0.85%
Small Cap Fund	0.85%
Over-Reaction Fund	0.75%
International Fund	1.00%
Value Equity Fund	0.70%

The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees (if applicable), borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), and extraordinary expenses, do not exceed the following levels:

High Opportunity Fund – 0.70%
Mid Cap Fund – 1.00%
Small Cap Fund – 1.00%
Over-Reaction Fund – 0.85%
International Fund – 1.40%
Value Equity Fund – 0.95%

The contractual agreement with respect to each Fund is in effect through February 28, 2013. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

The following tables describe the investment advisory fees paid, and expenses waived and/or reimbursed for each Fund for the periods shown below.

High Opportunity Fund

Fee	Fiscal Year ended October 31, 2011	Fiscal Year ended October 31, 2010	Fiscal Year ended October 31, 2009
Gross Investment Advisory Fees	$680,374	$448,818	$128,379

Investment Advisory Fees Waived and/or Expenses Reimbursed	($297,512)	($367,168)	($204,530)
Net Investment Advisory Fees	$382,862	$81,650	$0

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Mid Cap Fund

Fee	Fiscal Year ended October 31, 2011	Fiscal Year ended October 31, 2010	Fiscal Year ended October 31, 2009
Gross Investment Advisory Fees	$10,263	$7,068	$9,986

Investment Advisory Fees Waived and/or Expenses Reimbursed	($96,808)	($115,173)	($79,444)
Net Investment Advisory Fees	$0	$0	$0

Small Cap Fund

Fee	Fiscal Year ended October 31, 2011	Fiscal Year ended October 31, 2010	Fiscal Year ended October 31, 2009
Gross Investment Advisory Fees	$1,029,783	$947,133	$575,336

Investment Advisory Fees Waived and/or Expenses Reimbursed	($307,826)	($374,325)	($531,369)
Net Investment Advisory Fees	$721,957	$572,808	$43,967

Over-Reaction Fund

Fee	Fiscal Year ended October 31, 2011	Fiscal Year ended October 31, 2010	Fiscal Year ended October 31, 2009
Gross Investment Advisory Fees	$62,998	$57,099	$22,819

Investment Advisory Fees Waived and/or Expenses Reimbursed	($101,391)	($121,424)	($97,244)
Net Investment Advisory Fees	$0	$0	$0

International Fund 1

Fee	Fiscal Year ended October 31, 2011	Fiscal Year ended October 31, 2010	Fiscal Year ended October 31, 2009
Gross Investment Advisory Fees	$8,370	$3,301	$1,054

Investment Advisory Fees Waived and/or Expenses Reimbursed	($93,548)	($70,650)	($71,843)
Net Investment Advisory Fees	$0	$0	$0

[1]	The International Fund commenced investment operations on October 15, 2008.

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Value Equity Fund 1

Fee	Fiscal Year ended October 31, 2011
Gross Investment Advisory Fees	$713
Investment Advisory Fees Waived and/or Expenses Reimbursed	($62,780)
Net Investment Advisory Fees	$0

[1]	The Value Equity Fund commenced investment operations on April 25, 2011

The Advisor is entitled to reimbursement from a Fund of any fees waived or expenses reimbursed if such reimbursement does not cause such Fund to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2011, the amounts available for reimbursement by each Fund were as follows:

Fund	Amount	Recoverable Through October 31,
High Opportunity Fund	$204,530	2012
	$367,168	2013
	$297,512	2014
Mid Cap Fund	$79,444	2012
	$115,173	2013
	$96,808	2014
Small Cap Fund	$531,369	2012
	$374,325	2013
	$307,826	2014
Over-Reaction Fund	$97,244	2012
	$121,424	2013
	$101,391	2014
International Fund	$71,843	2012
	$70,650	2013
	$93,548	2014
Value Equity Fund	$62,780	2014

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The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases ninety (90) days after termination of the Agreements and may be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Value Equity Fund’s advisory agreement will be contained in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ending April 30, 2012. A discussion of the factors that the Board of Trustees considered in approved the advisory agreement for each of the other Funds is contained in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2011.

About the Portfolio Managers

E. Clifton Hoover, Jr. serves as portfolio managers for all of the Funds; Mark Roach and David N. Dreman serve as portfolio manager for all of the Funds, with the exception of the Value Equity Fund; Jason Altman serves as a portfolio manager for High Opportunity Fund and the Market Over-Reaction Fund; Mario Tufano serves as a portfolio manager for the Mid Cap Fund and the Small Cap Fund; and Wesley Wright serves as a portfolio manager for the International Value Fund and the Value Equity Fund. Each of them is responsible for making the investment decisions for the Funds with respect to which each is a portfolio manager (each, a “Portfolio Manager”).

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As of October 31, 2011, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee

David N. Dreman	Investment Companies: 7	Investment Companies: $3,324,896,565	Investment Companies: 0	Investment Companies: N/A

	Pooled Investment Vehicles: 1	Pooled Investment Vehicles: $114,395,048	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: N/A

	Other Accounts: 52	Other Accounts: $817,595,434	Other Accounts: 0	Other Accounts: N/A

E. Clifton Hoover, Jr.	Investment Companies: 13	Investment Companies: $3,535,494,928	Investment Companies: 0	Investment Companies: N/A

	Pooled Investment Vehicles: 1	Pooled Investment Vehicles: $114,395,048	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: N/A

	Other Accounts: 52	Other Accounts: $817,595,434	Other Accounts: 0	Other Accounts: N/A

Mark Roach	Investment Companies: 6	Investment Companies: $3,212,592,150	Investment Companies: 0	Investment Companies: N/A

	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A

	Other Accounts: 17	Other Accounts: $156,313,421	Other Accounts: 0	Other Accounts: N/A

Jason Altman	Investment Companies: 0	Investment Companies: N/A	Investment Companies: N/A	Investment Companies: N/A

	Pooled Investment Vehicles: 1	Pooled Investment Vehicles: $114,395,048	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: N/A

	Other Accounts: 29	Other Accounts: $624,402,530	Other Accounts: 0	Other Accounts: N/A

Mario Tufano	Investment Companies: 6	Investment Companies: $3,212,592,150	Investment Companies: 0	Investment Companies: N/A

	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A

	Other Accounts: 17	Other Accounts: $156,313,421	Other Accounts: 0	Other Accounts: N/A

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Wesley Wright	Investment Companies: 1	Investment Companies: $112,304,414	Investment Companies: 0	Investment Companies: N/A

	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A

	Other Accounts: 6	Other Accounts: $36,879,483	Other Accounts: 0	Other Accounts: N/A

As of October 31, 2011, each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program.

As of October 31, 2011, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Funds they managed:

(1)	(2)
Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund(s)
David N. Dreman

Over $1 million in the High Opportunity Fund

$50,001 - $100,000 in the Mid Cap Fund

$10,001 - $50,000 in the Small Cap Fund

Over $1 million in the Over-Reaction Fund

$100,001 - $500,000 in the International Fund

E. Clifton Hoover, Jr.

None in the High Opportunity Fund

None in the Mid Cap Fund

None in the Small Cap Fund

None in the Over-Reaction Fund

$100,001 - $500,000 in the International Fund

$10,001 - $50,000 in the Value Equity Fund

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Mark Roach	None in the High Opportunity Fund $10,001 - $50,000 in the Mid Cap Fund $10,001 - $50,000 in the Small Cap Fund None in the Over-Reaction Fund $10,001 - $50,000 in the International Fund
Jason Altman	$10,001 - $50,000 in the High Opportunity Fund None in the Over-Reaction Fund
Mario Tufano	$10,001 - $50,000 in the Mid Cap Fund $1 - $10,000 in the Small Cap Fund
Wesley Wright	$10,001 - $50,000 in the International Fund $10,001 - $50,000 in the Value Equity Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board of Trustees is Robert A. Miller, Ph.D., who is not an “Interested Person” of the Trust, as that term is defined under the 1940 Act. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

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The following table provides information regarding each of the Non-Interested Trustees.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Non-Interested Trustees

Brian R. Bruce c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 56)	Since 2007	Trustee	Professor, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company, consisting of two portfolios (May 2003 to Present).

Robert B. Grossman, MD c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 64)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	6	None.

Robert A. Miller, Ph.D. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 68)	Since 2007	Chairman of the Board of Trustees	Independent Consultant with the Registry of College and University Presidents (2006 to present); Interim Senior Vice President and Provost of Roger Williams University (October 2006 to June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 to July 2005).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).

The following table provides information regarding each of the Interested Trustees and Officers of the Trust.

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Interested Trustees and Officers
E. Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 54)	Since September 2008	Trustee	Chief Investment Officer and Managing Director of Dreman Value Management, LLC (2006 to Present); Secretary of the Trust (2007 to march 2011); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997 to 2006).	6	N/A

David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 75)	Since 2007	Trustee Ex-Officio[1]	Chairman and Founder of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A

R. Jeffrey Young c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 47)	Since March 2011	President and Chief Executive Officer	Senior Vice President of Huntington Asset Services, Inc. (January 2010 to Present); Trustee of Valued Advisers Trust (August 2008 to January 2010 and June 2010 to Present); Chief Executive Officer of Huntington Funds (February 2010 to Present); Chief Executive Officer and Principal Executive Officer of AmericaFirst Quantitative Funds (February 2012 to Present); Managing Director and Chief Operating Officer of Professional Planning Consultants (2007 to 2010); Co-Founder of Kinwood Group, LLC (July 2007 to March 2008); President and Chief Executive Officer of The Coventry Group (2000 to 2007); President and Chief Executive Officer of the STI Classic Funds (2004 to 2007); Senior Vice President of BISYS Fund Services/The Winsbury Company (October 1993 to June 2007).	N/A	N/A

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Yvonne I. Pytlik, CPA c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 50)	Since June 2010	Chief Compliance Officer	Chief Compliance Officer, Dreman Value Management, LLC (March 2010 to Present); Chief Compliance Officer for Dreman Contrarian Funds (June 2010 to Present), Managing Partner, Chair of Advisory Board at Global Compliance Risk Management Corp. (2008 to Present); Director and Deputy Head of Global Compliance Division, Deutsche Bank (2007 to 2008); Director of Compliance and Head of CCO Oversight/Asset Management Division, Deutsche Bank (2004 to 2007); Vice President of Investment Management Compliance and Vice President of Risk Management and Corporate Audit, Deutsche Bank (2000 to 2004).	N/A	N/A

Robert W. Silva c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 45)	Since March 2011	Treasurer and Chief Financial Officer	Vice President, Fund Administration at Huntington Asset Services, Inc. (September 2010 to Present); Treasurer of Unified Series Trust (June 2011 to Present); Treasurer of Huntington Funds (November 2010 to Present); Senior Vice President of Citi Fund Services Ohio, Inc. (September 2007 to September 2010); Assistant Vice President of Citizens Advisers, Inc. (May 2002 to August 2007).	N/A	N/A

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John C. Swhear c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 50)	Since 2007	Anti-Money Laundering Compliance Officer	Vice President, Legal Administration and Compliance at Huntington Asset Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Senior Vice President of Unified Series Trust (May 2007 to Present); Chief Compliance Officer, AML Officer, and Vice President of Valued Advisers Trust (August 2008 to Present); Secretary, Huntington Funds (April 2010 to Present); Previously, Vice President and Acting Chief Executive Officer of the Trust (2007 to March 2010) and President and Chief Executive Officer of the Trust (March 2010 to March 2011); Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).	N/A	N/A

Tara Pierson c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 37)	Since December 2011	Secretary	Employed by Huntington Asset Services, Inc., (February 2000 to Present); Secretary of Unified Series Trust (May 2010 to Present); Assistant Secretary of Dividend Growth Trust (March 2006 to Present); Secretary of AmericaFirst Quantitative Funds (February 2012 to Present); Assistant Secretary of Unified Series Trust (November 2008 to May 2010).	N/A	N/A

[1]

Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and

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participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will become a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee:

Brian R. Bruce – Mr. Bruce has experience in the areas of finance and investments, having served as the director of a finance institute and as a chief investment officer. He also serves as a trustee of another family of mutual funds. Mr. Bruce was selected to serve as a Trustee of the Trust based primarily on his comprehensive knowledge of the Trust’s operations and investments.

Robert B. Grossman, MD – Dr. Grossman maintains a private surgical practice. He was selected to serve as a Trustee of the Trust based primarily on his considerable knowledge of operational and management issues.

Robert A. Miller, Ph.D. – Dr. Miller has many years of experience in various business fields. He also serves as a director of a publicly-traded financial services holding company. Dr. Miller was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of operational, management and corporate governance issues.

E. Clifton Hoover, Jr. – Mr. Hoover has considerable experience in the investment management industry, including as Chief Investment Officer, Co-Director of Research and Managing Director of the Advisor. He also previously served as a portfolio manager for another investment adviser. Mr. Hoover was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of the Trust’s operations and of the types of securities each Fund may hold.

The Trust has a standing Audit Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Audit Committee generally meets each quarter with the Trust’s Chief Compliance Officer and Chief Financial Officer immediately before the regular meeting of the Board of Trustees. The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the Independent

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Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During the fiscal year ended October 31, 2011, the Audit Committee met four times.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Governance and Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the fiscal year ended October 31, 2011, the Governance and Nominating Committee met four times.

The following table lists the dollar range of equity securities beneficially owned by each trustee as of December 31, 2011 (i) in each Fund, and (ii) on an aggregate basis in any other funds overseen by the trustee within the Trust.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Dreman Contrarian Funds Overseen By Trustee

Brian R. Bruce	None	None

David N. Dreman[1]	Over $100,000	Over $100,000

Robert R. Grossman, MD	None	None

E. Clifton Hoover, Jr.	Over $100,000	Over $100,000

Robert A. Miller, Ph.D.	None	None

[1]	As Trustee Ex-Officio.

The Trust does not compensate the trustees and officers who are also officers or employees of the Advisor, Unified Financial Securities, Inc. (the “Distributor”), the Trust’s principal underwriter, or of any service provider. Non-interested trustees receive an annual retainer of $5,000 plus a fee of $1,250 for each meeting of the trustees which they attend in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a Board meeting of the Trust. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for trustees.

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Based upon the above fee schedule, the following table shows aggregate compensation paid to each trustee by the Trust in the fiscal year ended October 31, 2011:

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustee
Brian R. Bruce – Trustee	$20,000	None	None	$20,000
David N. Dreman – Trustee Ex-Officio	None	None	None	None
Robert B. Grossman, MD – Trustee	$16,250	None	None	$16,250
E. Clifton Hoover, Jr. – Trustee	None	None	None	None
Robert A. Miller, Ph.D. – Trustee	$16,250	None	None	$16,250

Sales Loads. Class A shares of each Fund are sold with a front-end sales charge. Information regarding reductions and waivers of the A Class sales charge may be found in the Funds’ prospectus. There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed if such Class A shares are redeemed within eighteen months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, trustees, officers and employees of the Funds, the Advisor, and service providers of the Funds, including members of the immediate family of such individuals and employee benefit plans of such entities, may purchase and redeem Class A shares of a Fund without paying a sales charge to reflect the value of their relationship to the Funds. Class C shares of the High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund are subject to a 1.00% CDSC if redeemed within one year of purchase. The Institutional Class shares of each Fund and the Retail Class shares of the Small Cap Fund are not subject to any sales charges.

Code of Ethics. The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts. These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning each Fund’s proxy voting policies and procedures to shareholders, including the procedures that a

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Fund will use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. The Board of Trustees has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by each Fund. The Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve (12) month period ended June 30 is available: (1) without charge, upon request by calling (800) 247-1014 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s Fundamental policies or the terms of the investment advisory agreement with the Advisor.

As of January 31, 2012, the trustees and officers of the Trust, as a group, owned approximately    % of the High Opportunity Fund,    % of the Mid Cap Fund,    % of the Small Cap Fund,    % of the Over-Reaction Fund,    % of the International Fund, and    % of the Value Equity Fund.

As of January 31, 2012, the following persons are known to the Trust to be the beneficial owners of more than 5% of the outstanding shares of any Fund:

High Opportunity Fund – Class A

Name and Address	Percentage of Ownership
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	96.79%

High Opportunity Fund – Class C

Name and Address	Percentage of Ownership
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	100.00%

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High Opportunity Fund – Institutional Class

Name and Address	Percentage of Ownership
Edward D. Jones & Co., L.P. 8640 South River Parkway Tempe, AZ 85284	91.28%

Mid Cap Fund – Class A

Name and Address	Percentage of Ownership
E*Trade P.O. Box 1542 Merrifield, VA 22116	76.65%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	22.47%

Mid Cap Fund – Class C

Name and Address	Percentage of Ownership
Ericka Haddix 5104 Bloss Dr. Swartz Creek, MI 48473	32.82%

David M. Bennett Lexine A Bennett 6316 W. Canterbury Dr. Belmont, MI 49306	31.84%

Dacia C. Susleck 508 E. View Dr. Chattanooga, TN 37404	15.17%

Irving Epstein Sandra I. Epstein 4103 Los Altos Ct. Naples, FL 34109	9.85%

Bryan T. Klein 112 Greenleaf St. Chattanooga, TN 37415	8.16%

Mid Cap Fund – Institutional Class

Name and Address	Percentage of Ownership
Contrarian Services Corp. Profit Sharing Plan Harborside Financial Center Plaza 10 Jersey City, NJ 07311	37.33%

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National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	23.23%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.85%

David N. Dreman 1072 N. Lake Way Palm Beach, FL 33480	8.08%

Small Cap Fund – Class A

Name and Address	Percentage of Ownership
UBS Financial Services, Inc. 33 S. 6th St. Minneapolis, MN 55402	43.09%

Small Cap Fund – Retail Class

Name and Address	Percentage of Ownership
National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	34.83%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	28.48%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	5.72%

Small Cap Fund – Institutional Class

Name and Address	Percentage of Ownership
National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	28.98%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.00%

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Over-Reaction Fund – Class A

Name and Address	Percentage of Ownership
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	81.23%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.65%

Over-Reaction Fund – Class C

Name and Address	Percentage of Ownership
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	98.66%

Over-Reaction Fund – Institutional Class

Name and Address	Percentage of Ownership
The Dreman Family Trust Jersey City, NJ 07311	63.04%

David N. Dreman 1072 N. Lake Way Palm Beach, FL 33480	29.98%

International Fund – Class A

Name and Address	Percentage of Ownership
Michael Neece 1700 Oak Knoll Dr. Colleyville, TX 76034	16.31%

Evelyn Jayne Mobley 9317 Grandview Dr. Denton, TX 76207	14.99%

E*Trade P.O. Box 484 Jersey City, NJ 07303	12.48%

B. Rudman, MD 5615 Windmier Cir. Dallas, TX 75252	12.32%

John F. Schilling, Jr., MD 1200 Lane St. Irving, TX 75061	7.16%

Cynthia W. Krause 3224 Basil Ct. Dallas, TX 76204	6.54%

William E. Lenoir 103 Sumner Ln. Waxahachie, TX 75165	5.99%

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International Fund – Class C

Name and Address	Percentage of Ownership
Donna Hekhuis 6926 Harlan Ave. Springdale, AR 72762	47.37%

Eduardo Neyra 13252 Kerr Trl. Dallas, TX 75244	22.71%

Kaitlyn P. Dunn 1919 Algonquin Rd. Rolling Meadows, IL 60008	17.47%

Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	12.46%

International Fund – Institutional Class

Name and Address	Percentage of Ownership
E*Trade P.O. Box 484 Jersey City, NJ 07303	24.72%

National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	14.29%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	12.60%

David N. Dreman 1072 N. Lake Way Palm Beach, FL 33480	11.91%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.47%

Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	7.18%

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Value Equity Fund – Class A

Name and Address	Percentage of Ownership
E*Trade P.O. Box 484 Jersey City, NJ 07303	67.63%

LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	13.91%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	11.03%

Value Equity Fund – Class C

Name and Address	Percentage of Ownership
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	87.67%

Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	12.33%

Value Equity Fund – Institutional Class

Name and Address	Percentage of Ownership
E*Trade P.O. Box 484 Jersey City, NJ 07303	57.54%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	27.06%

Emory Clifton Hoover 2 14th St. Hoboken, NJ 07030	9.43%

LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	5.97%

ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS

In General. The Trust makes a continuous offering of each Fund’s shares, but retains the right to reject any offer to purchase its shares.

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For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Funds’ prospectus and “Net Asset Value” in this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund, plus any applicable sales charge.

Net Asset Value. The net asset value of the shares of each Fund is determined as of the close of trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing

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service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty (60) days when acquired, or which subsequently are within sixty (60) days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

A Fund’s net asset value per share is computed by adding the total value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), subtracting all liabilities (included accrued expenses), and then dividing by the total number of shares of the particular class of such Fund outstanding at such time.

Anti-Money Laundering Policy. Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees. John C. Swhear, President of the Trust, also serves as the Trust’s Anti-Money Laundering Compliance Officer.

Customer Identification Policy. When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

Frequent Purchases and Redemptions of Shares. The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund’s performance and shareholders. Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of any Funds. For an investment in the Retail Class shares of the Small Cap Fund, a 1.00% short-term redemption fee will be assessed against investment proceeds withdrawn within sixty (60) days of investment. The redemption fee applies to all shareholders and accounts in the applicable Fund and share class. The Trust may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. Any redemption fees are credited to the Fund. This redemption fee is imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

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Rule 18f-3 Plan. The Board of Trustees has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust. The key features of the Rule 18f-3 Plan are that shares of each class of each Fund represent an equal pro rata interest in such Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. The Class A shares and Retail Class shares bear an on-going 0.25% 12b-1 distribution fee, and Class C shares bear an on-going 1.00% 12b-1 distribution fee. Institutional Class shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Class A, Class C, or Retail Class shares. Class A shares are sold subject to a sales charge, and Class C shares are sold subject to a contingent deferred sales charge. Institutional Class shares are only available for purchase by high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth each Fund’s turnover rate for the periods indicated:

Fund	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2010
High Opportunity Fund	9.98%	25.35%
Mid Cap Fund	126.54%	45.84%
Small Cap Fund	44.08%	35.75%
Over-Reaction Fund	100.41%	146.67%
International Fund	40.03%	32.94%
Value Equity Fund	25.85%	N/A

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In effecting purchases and sales of securities for the account of each Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Funds or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from each Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

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The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of online data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and online data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

For the fiscal year ended October 31, 2011, the Advisor did not direct brokerage transactions to brokers who provided research services to the Advisor.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent the Funds and another of the Advisor’s clients seek to acquire the same security at about the same time, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Funds. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

For the fiscal years or periods ended October 31, 2011, 2010, and 2009, the Funds paid brokerage commissions (including markups on principal transactions) as follows:

Fund	2011	2010	2009
High Opportunity Fund	$10,556	$24,897	$45,686
Mid Cap Fund	$2,116	$443	$2,001
Small Cap Fund	$92,063	$76,949	$134,066
Over-Reaction Fund	$5,302	$18,314	$12,541
International Fund [1]	$1,090	$450	$637
Value Equity Fund [2]	$393	N/A	N/A

1	The International Fund commenced investment operations on October 15, 2008.
2	The Value Equity Fund commenced investment operations on April 25, 2011.

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STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a statutory trust, and each intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income or less than 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if a Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

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Also pursuant to the Modernization Act, if a Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, a Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met. However, in all events, such tax will not be less than $50,000.

The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report a Fund’s

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distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2011, the Funds had the following capital loss carry-forwards available to offset future capital gains through the indicated expiration dates:

Fund	Amount	Expires October 31,
High Opportunity Fund	$0	N/A
Mid Cap Fund	$44,764	2016
	$393,623	2017
Small Cap Fund	$0	N/A
Over-Reaction Fund	$326,768	2019
International Fund	$0	N/A
Value Equity Fund	$0	N/A

The portion of the dividends a Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

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It is expected that the International Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries, and the other Funds may be subject to such taxes as well. A Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow a shareholder either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction.

Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a Fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the International Fund’s total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments (the “Custodian”). The Custodian acts as the Funds’ depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Huntington Asset Services, Inc. (“HASI”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. HASI and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

HASI, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent. Some of the officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

HASI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as

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dividend and distribution disbursing agent, performs compliance services, and performs other transfer agent and shareholder service functions. HASI also provides each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. In addition, HASI provides the Funds with fund accounting services, which includes certain monthly reports, recordkeeping and other management-related services. The Trust pays HASI a monthly fee for these services, which is allocated to the Funds based on each Fund’s proportionate share of net assets in the Trust for the month. This fee is equal to an annual rate of $465,000 for total Trust assets below $1 billion. In the event that total Trust assets exceed $1 billion, the Trust will pay HASI a fee of 0.05% of total average net assets of the Trust.

For its administrative services, HASI received the following fees from each Fund during the fiscal years or periods ended October 31, 2011, 2010, and 2009:

Fund	2011	2010	2009
High Opportunity Fund	$216,756	$220,836	$122,357
Mid Cap Fund	$2,098	$34,811	$6,247
Small Cap Fund	$260,420	$287,445	$560,033
Over-Reaction Fund	$15,314	$49,001	$12,863
International Fund [1]	$5,352	$1,048	$0
Value Equity Fund [2]	$13,760	N/A	N/A

[1]	The International Fund commenced investment operations on October 15, 2008.
[2]	The Value Equity Fund commenced investment operations on April 25, 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. located at 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145 has been selected as the Independent Registered Public Accounting Firm for the fiscal year ending October 31, 2012. Cohen Fund Audit Services, Ltd. performs an annual audit of each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

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DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. Certain officers of the Trust may also be officers or employees of the Distributor and therefore, the Trust may be deemed to be an affiliate of the Distributor. The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

For its services as the principal underwriter of each Fund’s shares, the Distributor receives a monthly fee, paid by the Advisor and not by the Funds or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of funds offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

During the most recent fiscal year ended October 31, 2011, the Funds did not pay the Distributor any commissions or other compensation. The Distributor may receive Distribution (i.e. Rule 12b-1) fees from each Fund in connection with the sale of shares and servicing of shareholders.

DISTRIBUTION PLANS

Each Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act, under which the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Class A shares. Each of the High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Fund, and the Value Equity Fund has also adopted a Rule 12b-1 plan for Class C shares, under which the Fund can pay a fee of up to 1.00% of the Fund’s average daily net assets of Class C shares (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders). The plans with respect to the High Opportunity Fund, the Mid Cap Fund, and the Over-Reaction Fund were approved by a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of any of these Rule 12b-1 plans or in any other Rule 12b-1 agreement, cast in person at a meeting on May 13, 2009 called for the purpose of, among other things, voting on such plan. In addition, the Small Cap Fund has adopted a Rule 12b-1 plan for its Retail Class shares, under which the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Retail Class shares. This plan with respect to the Small Cap Fund was approved by a majority of the Board of Trustees, as described above, at a meeting on August 15, 2007.

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Each Rule 12b-1 plan described above provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature, and servicing shareholder accounts (“12b-1 Expenses”). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

Each Rule 12b-1 plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that each plan will benefit the applicable shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each class of shares of each Fund, for which each Fund pays the Advisor the 12b-1 fee described above.

For the fiscal year ended October 31, 2011, the Funds accrued 12b-1 fees as follows:

Fund	Class A	Class C	Retail Class
High Opportunity Fund	$171	$7	N/A
Mid Cap Fund	$324	$184	N/A
Small Cap Fund	$4,063	N/A	$261,222
Market Over-Reaction Fund	$29	$6	N/A
International Fund	$57	$50	N/A
Value Equity Fund[1]	$60	$51	N/A

[1]	The Value Equity Fund commenced operations on April 25, 2011.

Prior to February 28, 2011, the Institutional Class shares of the International Value Fund were designated as Retail Class shares. Up until that time, the Advisor was waiving its 0.25% 12b-1 fee for this Fund.

PERFORMANCE

The performance of the Funds may be compared to the performance of various indices and investments for which reliable performance data is available, including to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ Annual Report to Shareholders contains additional performance information and will be made available to investors upon request and without charge.

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FINANCIAL STATEMENTS

The Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2011 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference in this SAI. No other parts of the Annual Report to Shareholders are included herein. The financial statements and financial highlights for the Funds included in such Annual Report to Shareholders have been audited by the Funds’ (and the Predecessor Funds’) Independent Registered Public Accounting Firm, Cohen Fund Audit Services, Ltd., whose report thereon also appears in such Annual Report. The financial statements in such Annual Report have been included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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APPENDIX A

I.	PROXY VOTING POLICY AND PROCEDURES

A.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the VP of Operations, or their designate. The person that receives the proxy will:

1. Keep a record of each proxy received.

2. Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3. Determine which accounts managed by DVM holds the security to which the proxy relates.

4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the VP of Operations. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issues of the portfolio security;

•	the exchange ticker symbol of the portfolio security;[1]

•	the CUSIP number of the portfolio security;[1]

•	the shareholder meeting date;

•	a brief description of the matter voted on;

•	whether the matter was put forward by the issuer or a shareholder;

•	whether the investment company Client voted;

•	how the investment company Client cast its vote; and

•	whether the investment company Client cast its vote for or against management.

C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1. Whether the proposal was recommended by management and DVM’s opinion of management;

2. Whether the proposal acts to entrench existing management; and

3. Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee

Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the CCO via e-mail or telephone at Compliancegroup@Dreman.com or 201-793-2026 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

PART C – OTHER INFORMATION

Item 28.	Exhibits.

(a)	Declaration of Trust.

(1)	Certificate of Trust dated July 27, 2007, as filed with the Secretary of State of the State of Delaware on July 31, 2007 – Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(2)	Agreement and Declaration of Trust dated July 31, 2007 – Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(b)	By-Laws.

The By-Laws of the Registrant - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders.

(1)	See Article II; Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Registrant’s Agreement and Declaration of Trust dated July 31, 2007 - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(2)	See Article IV; Article V; and Article VI of the Registrant’s By-Laws - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(d)	Investment Advisory Contracts.

(1)	Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated October 14, 2009 and incorporated herein by reference.

(2)	Investment Advisory Agreement dated January 22, 2008 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Large Cap Value Fund (now known as the Dreman Market Over-Reaction Fund) – Filed with Registrant’s registration statement on Form N-1A dated October 14, 2009 and incorporated herein by reference.

(3)	Investment Advisory Agreement dated January 31, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund - Filed with Registrant’s registration statement on Form N-1A dated October 14, 2009 and incorporated herein by reference.

(4)	Amended and Restated Investment Advisory Agreement between the Advisor and the Registrant, on behalf of the Dreman Contrarian Large Cap Value Fund (now known as the Dreman High Opportunity Fund) – Filed with Registrant’s registration statement on Form N-1A dated September 3, 2009 and incorporated herein by reference.

(5)	Amended and Restated Investment Advisory Agreement between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund - Filed with Registrant’s registration statement on Form N-1A dated September 3, 2009 and incorporated herein by reference.

(6)	Investment Advisory Agreement between the Advisor and the Registrant, on behalf of the Dreman Contrarian Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2011 and incorporated herein by reference.

(e)	Underwriting Contracts.

(1)	Distribution Agreement dated January 23, 2008 between the Registrant and Unified Financial Securities, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 14, 2009 and incorporated herein by reference.

(2)	Form of Selling Dealer Agreement – Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(3)	Form of Share Purchase Agreement between the Distributor and the Registrant, on behalf of the Dreman Contrarian International Value Fund - Filed with Registrant’s registration statement on Form N-1A dated February 22, 2008 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts.

Not applicable.

(g)	Custodian Agreements.

Form of Custody Agreement dated January 23, 2008 between Huntington National Bank and the Registrant - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(h)	Other Material Contracts.

(1)	Fund Accounting, Administration, Transfer Agency and Anti-Money Laundering Agreement.

(a)	Mutual Fund Services Agreement dated January 18, 2008 between the Registrant and Unified Fund Services, Inc. - Filed with Registrant’s registration statement on Form N-1A dated October 14, 2009 and incorporated herein by reference.

(2)	Operating Expenses Agreements.

(a)	Operating Expenses Agreement dated December 16, 2011 between the Advisor and the Registrant, on behalf of the Dreman High Opportunity Fund – Filed herewith.

(b)	Operating Expenses Agreement dated December 16, 2011 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund – Filed herewith.

(c)	Operating Expenses Agreement dated December 16, 2011 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund – Filed herewith.

(d)	Operating Expenses Agreement dated December 16, 2011 between the Advisor and the Registrant, on behalf of the Dreman Market Over-Reaction Fund – Filed herewith.

(e)	Operating Expenses Agreement dated December 11, 2011 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund – Filed herewith.

(f)	Operating Expense Agreement dated April 8, 2011 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2011 and incorporated herein by reference.

(i)	Legal Opinion.

Opinion and consent of Greenberg Traurig, LLP – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2008 and incorporated herein by reference.

(j)	Other Opinions

(1)	Consent of Ashland Partners & Company LLP - filed herewith.

(2)	Consent of Cohen Fund Audit Services, Ltd. – filed herewith.

(k)	Omitted Financial Statements.

Not applicable.

(l)	Initial Capital Agreements.

Not applicable. The Trust will be capitalized from the proceeds of the shell reorganization of the assets and liabilities of the Dreman Contrarian Large Cap Value

Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (collectively, the “Predecessor Funds”), each a series of shares of Unified Series Trust (SEC File Nos. 333-100654/811-21237) into corresponding series of the Registrant.

(m)	Rule 12b-1 Plans.

(1)	Form of Class A Shares Distribution Plan and related agreement for the Registrant - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(2)	Form of Retail Class Shares Distribution Plan and related agreement for the Registrant - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(3)	Form of Class C Shares Distribution Plan and related agreement for the Registrant - Filed with Registrant’s registration statement on Form N-1A dated April 11, 2011 and incorporated herein by reference.

(n)	Rule 18f-3 Plan.

Rule 18f-3 Plan - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(2)	Code of Ethics of the Advisor - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

(3)	Code of Ethics of the Distributor - Filed with Registrant’s initial registration statement on Form N-1A dated September 11, 2007 and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30.	Indemnification.

Indemnification of the Advisor, Distributor, Unified and Huntington National Bank (the Registrant’s Custodian) against certain stated liabilities is provided for in Section 5 of each Investment Advisory Agreement, Section 9 of the Distribution Agreement, Section 8 of the Mutual Fund Services Agreement, and Article VIII of the Custody Agreement. Each of these agreements are incorporated herein by reference to exhibits to the Registrant’s Initial Form N-1A.

The Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Article VIII of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit No. 23(a)(2) of the Initial Form N-1A, provides for the indemnification of Registrant’s trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U. S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisor.

The Advisor is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The list required by this Item 31 of each officer, director or partner of the Advisor, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by each officer, director, employee, partner or trustee during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by the Advisor pursuant to the Advisers Act (SEC File No. 801-54255).

Item 32.	Principal Underwriters.

(a)	Unified Financial Securities, Inc. (the “Distributor”) is the principal underwriter of the Registrant’s shares of beneficial interest. The Distributor is the only principal underwriter of the Registrant. The Distributor also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Appleton Funds, Hirtle Callaghan Trust, Huntington Funds, Unified Series Trust, and Valued Advisers Trust.

(b)	The information required by this Item 32(b) with respect to each director, officer or partner of the Distributor is incorporated herein by reference to Schedule A of Form BD filed by the Distributor with the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-23508).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records.

(a)	Dreman Value Management, LLC, c/o Contrarian Services Corp., Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311 (Registrant’s Certificate of Trust, Agreement and Declaration of Trust, By-Laws, Minute Books, and records relating to its function as investment adviser).

(b)	Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (records relating to its function as principal underwriter).

(c)	Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (records relating to its function as custodian).

(d)	Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (records relating to its function as administrator, transfer agent, fund accounting agent and anti-money laundering agent).

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Post-Effective Amendment No. 25 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Indianapolis and the State of Indiana on the 27th day of February, 2012.

DREMAN CONTRARIAN FUNDS
By:	*R. Jeffrey Young
Name:	R. Jeffrey Young
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 25 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

*R. Jeffrey Young R. Jeffrey Young	Chief Executive Officer and President	February 27, 2012

* Brian R. Bruce Brian R. Bruce	Trustee	February 27, 2012

* Dr. Robert B.Grossman Dr. Robert B. Grossman	Trustee	February 27, 2012

* Robert A. Miller Robert A. Miller	Trustee	February 27, 2012

* E. Clifton Hoover, Jr. E. Clifton Hoover, Jr.	Trustee	February 27, 2012

*Robert Silva Robert Silva	Treasurer and Chief Financial Officer	February 27, 2012

/s/ Carol J. Highsmith * By: Carol J.Highsmith, Attorney-in-fact pursuant to Powers of Attorney		February 27, 2012

INDEX OF EXHIBITS

Exhibit Number	Description

EX.99.h	(1)	Operating Expenses Agreement on behalf of the Dreman High Opportunity Fund

	(2)	Operating Expenses Agreement on behalf of the Dreman Contrarian Mid Cap Value Fund

	(3)	Operating Expenses Agreement on behalf of the Dreman Contrarian Small Cap Value Fund

	(4)	Operating Expenses Agreement on behalf of the Dreman Market Over-Reaction Fund

	(5)	Operating Expenses Agreement on behalf of the Dreman Contrarian International Value Fund

EX.99.j	(1)	Consent of Ashland Partners & Company LLP

	(2)	Consent of Cohen Fund Audit Services, Ltd.